UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PROPHASE LABS, INC.

(Name of Registrant as Specified in Its Charter)

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May 11, 2015

Dear Stockholder:

You are invited to attend ProPhase Labs, Inc.’s Annual Meeting of Stockholders on June 16, 2015, at 4:00 p.m., Eastern Time, at Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022. The meeting will start promptly at 4:00 p.m.

Whether or not you plan to attend in person, your vote is important and you are encouraged to vote promptly. If you received a paper copy of the proxy card by mail, you may sign, date and return the proxy card in the enclosed envelope. If you then attend the Annual Meeting, you may revoke your Proxy and vote in person.

Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Very truly yours,

Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

ProPhase Labs, Inc.
621 N. Shady Retreat Road
Doylestown, PA 18901

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
to be held June 16, 2015

TO THE STOCKHOLDERS OF PROPHASE LABS, INC.:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of ProPhase Labs, Inc. (the “Company”), a Nevada corporation, will be held at Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on June 16, 2015, at 4:00 p.m., Eastern Time, for the following purposes:

(1)	To elect as directors the nominees named in the proxy statement to serve as our board of directors for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;
(2)	To ratify the appointment of EisnerAmper LLP as independent auditors for the year ending December 31, 2015;
(3)	To approve a proposal to change the Company’s state of incorporation from Nevada to Delaware;
(4)	To approve a proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals; and
(5)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 24, 2015, will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Any stockholder may revoke a Proxy at any time prior to its exercise by filing a later-dated Proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Annual Meeting.

IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR BANK OR BROKER’S STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE SHARES TO THE ANNUAL MEETING.

By Order of the Board of Directors

Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

Doylestown, PA

May 11, 2015

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

ProPhase Labs, Inc.
621 N. Shady Retreat Road
Doylestown, PA 18901

ANNUAL MEETING OF STOCKHOLDERS
to be held June 16, 2015

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ProPhase Labs, Inc.
621 N. Shady Retreat Road
Doylestown, PA 18901

PROXY STATEMENT

May 11, 2015

This proxy statement (this “Proxy Statement”) is being furnished in connection with the solicitation of proxies (“Proxies” or if one, a “Proxy”) by the Board of Directors (the “Board”) of ProPhase Labs, Inc. (the “Company”) for use at the 2015 Annual Meeting of Stockholders of the Company to be held at Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on June 16, 2015, at 4:00 p.m., Eastern Time, and any adjournments or postponements thereof (the “Annual Meeting”).

The principal executive offices of the Company are located at 621 N. Shady Retreat Road, Doylestown, PA 18901. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is May 11, 2015.

At the Annual Meeting, the following proposals will be presented to the stockholders for approval:

(1)	To elect as directors the nominees named in this Proxy Statement to serve as our board of directors for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;
(2)	To ratify the appointment of EisnerAmper LLP as independent auditors for the year ending December 31, 2015;
(3)	To approve a proposal to change the Company’s state of incorporation from Nevada to Delaware;
(4)	To approve a proposal to adjourn the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals; and
(5)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR
BANK OR BROKER’S STATEMENT EVIDENCING YOUR BENEFICIAL
OWNERSHIP OF THE SHARES TO THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL
FOR THE ANNUAL MEETING TO BE HELD ON JUNE 16, 2015

The Notice of Meeting, Proxy Statement, Proxy Card and 2014 Annual Report are available on the internet at:
http://www.astportal.com/ast/07814/

Only stockholders of record at the close of business on April 24, 2015 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 15,892,296 shares of common stock, par value $0.0005 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required for a quorum.

If you hold shares of our Common stock registered in your name at our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are a stockholder of record. If you hold shares of Common Stock indirectly through a broker, bank or similar institution, you are not a stockholder of record, but instead hold in “street name.” If you are a stockholder of record, AST is sending these proxy materials to you directly. If you hold shares in “street name,” these materials are being sent to you by the broker, bank or similar institution through which you hold your shares.

Attendance at the Annual Meeting is generally limited to our stockholders and their authorized representatives. All stockholders must bring an acceptable form of identification, such as a driver’s license, in order to attend the Annual Meeting in person. In addition, if you hold shares of Common Stock in “street name” and would like to attend the Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of shares as of the close of business on April 24, 2015, the Record Date for the Annual Meeting. However, those who hold shares in “street name” cannot vote their shares at the meeting without a legal proxy. If your shares are held in “street name” in a brokerage account by a bank, broker or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a legal proxy from the bank, broker, or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If you give your Proxy but do not include specific instructions on how to vote, the individuals named as Proxies will vote your shares as follows:

•	FOR the election of the board of directors’ nominees for director;
•	FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm;
•	FOR the change of the Company’s state of incorporation from Nevada to Delaware; and
•	FOR the adjournment of the Annual Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals.

If other matters are properly presented at the meeting, the individuals named as Proxies will have the discretion to vote on those matters for you in accordance with their best judgment. However, our Secretary has not received timely and proper notice from any stockholder of any other matter to be presented at the meeting. The execution of a Proxy will in no way affect a stockholder’s right to attend the Annual Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time prior to the Annual Meeting by written notice of revocation given to the Secretary of the Company prior to the vote to be taken at the Annual Meeting, by execution and delivery of a subsequent Proxy, or by voting in person at the Annual Meeting.

Broker Non-Votes and Abstentions

If you mark your proxy as “Withhold Authority” or “Abstain” on any matter, or if you give specific instructions that no vote be cast on any specific matter, the shares represented by your Proxy will not be voted on that matter, but will count toward the establishment of a quorum. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so called “broker non-votes”) are also considered in determining whether a quorum is present, but will not be voted on that matter. The nominees may vote shares without instruction only on matters deemed “routine,” such as the ratification of the appointment of the independent auditors (Proposal #2). Uninstructed brokers do not have discretionary voting power for the election of directors (Proposal #1), for the reincorporation to Delaware (Proposal #3), or for the adjournment to solicit proxies (Proposal #4) and, accordingly, if you do not provide voting instructions to the broker, bank or other nominee that holds your shares for you, they will not be voted for or against the election of directors.

The inspectors of election will treat shares represented by Proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Abstentions and broker non-votes, however, do not technically constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of votes cast and whether stockholder approval of the matter has been obtained for the election of directors (Proposal #1), ratification of the appointment of the independent auditors (Proposal #2), and the adjournment to solicit proxies (Proposal #4). Therefore, an abstention or broker non-vote will not have the effect of a vote for or against Proposal #1, Proposal #2, and Proposal #4 and will not be counted in determining the number of votes required for approval. The change of the Company’s state of incorporation from Nevada to Delaware (Proposal #3) requires approval by a majority of the outstanding shares of Common Stock and, therefore, an abstention or broker non-vote will count as a vote “against” Proposal #3.

Copies of the Company’s Annual Report containing audited financial statements of the Company for the year ended December 31, 2014, are being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

PROPOSAL 1 — ELECTION OF BOARD OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The directors are elected by a plurality of the votes cast by stockholders. The Company’s Bylaws state that the number of directors constituting the entire Board shall be determined by resolution of the Board. The number of directors currently fixed by the Board is six.

No Proxy may be voted for more people than the number of nominees listed below. Shares represented by all Proxies received by the Board and not marked to vote against or to withhold authority to vote for any individual director will be voted “FOR” the election of all the nominees named below (unless one or more nominees becomes unable or unwilling to serve). All of the nominees have indicated their willingness to serve if elected, but if any should become unable or unwilling to stand for election, Proxies may be voted for a substitute nominee designated by the Board. No nominations for directors were received from stockholders and no other candidates are eligible for election as directors at the Annual Meeting.

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the nominees for election to the Board:

Name	Position	Age	Initial Year in Office
Ted Karkus	Chairman of the Board and Chief Executive Officer	56	2009
Jason Barr	Director	35	New Nominee
Mark Burnett	Director	55	2009
Louis Gleckel, MD	Director	59	2009
Mark Leventhal	Director	66	2009
James McCubbin	Director	51	2009

TED KARKUS has been the Chairman of the Board and the Chief Executive Officer of the Company since June 2009. Mr. Karkus was formerly the managing member of Forrester Financial, LLC, a management consulting firm founded by Mr. Karkus in 2001. Forrester Financial LLC provided a wide range of services to emerging-growth companies, including the structuring and raising of working capital as well as assisting management in developing operational, marketing and financial strategies. Mr. Karkus was instrumental in assisting the turnaround of ID Biomedical, an influenza vaccine manufacturer, which in 2005 was sold to GlaxoSmithKline plc for over $1.4 billion. Mr. Karkus has twenty-five years of experience in securities and capital markets including two years with Fahnestock & Co. Inc., a full-service brokerage firm, where he was Senior Vice President, Director of Institutional Equities, and four years at S.G. Warburg, an investment bank, where he was an institutional equity salesman and developed a large network of institutional investors. Mr. Karkus graduated with an MBA from Columbia University Graduate School of Business in 1984 where he received Beta Gamma Sigma honors. He graduated Magna Cum Laude from Tufts University in 1981.

Mr. Karkus brings extensive financial structuring as well as operational and marketing strategy experience to our Board, including successful restructuring and turn-around scenarios in the pharmaceutical industry. These skills, as well as Mr. Karkus’ experience as our Chairman and Chief Executive Officer, along with his deep knowledge of and genuine interest in our Company, management skills and business savvy, and his performance as a Board member of the Company, led the Board to conclude that he should be nominated to serve another term as a director.

JASON M. BARR is a new nominee for election to the Board. Mr. Barr is the Senior Deputy General Counsel, Vice President & Corporate Secretary of SFX Entertainment, Inc. (“SFXE”), a leading producer of live events, media and entertainment content, focused exclusively on electronic music culture. Prior to his role at SFXE, Mr. Barr was a corporate and securities attorney at Reed Smith LLP in New York City, from 2007 to 2013, where he represented SFXE in its formation and initial public offering and served as the Company’s outside counsel for approximately two years. Mr. Barr graduated from Suffolk University Law School in 2007 and received his bachelor’s degree from Dickinson College in 2002.

Mr. Barr brings to our Board knowledge and expertise with corporate finance, regulatory matters including SEC reporting compliance, corporate governance, and mergers and acquisitions. This legal background, business experience, independence, and his knowledge of the Company from his experience as its counsel, led the Board to conclude that he should be nominated to serve as a director.

MARK BURNETT has been a member of our Board since June 2009 and currently serves as a member of our Compensation Committee and Audit Committee. Mr. Burnett is the Executive Vice President and Chief Executive Officer for MercBloc, LLC, which he co-founded in 2007. MercBloc, LLC is a financial services administrator that has raised more than $500 million for investment from over 70 high net-worth individuals. Mr. Burnett is also the managing member of Fuse Capital, LLC, which is a private securities trading and investment company. Since 1996, Mr. Burnett has also been in the business of building residential homes in the Nassau County region of Long Island, New York. For over 25 years, he has maintained a seat on the New York Mercantile Exchange, having started his career trading heating oil and crude oil futures contracts. He is a member of NYMEX and currently holds memberships in the Chicago Climate Futures Exchange and the Intellectual Property Exchange International. Mr. Burnett graduated from the State University of New York at Stony Brook in 1981.

Mr. Burnett brings to our Board financial expertise including financial structuring, capital raising and investment experience as well as experience in running a company. This financial background, business experience, independence, and his performance as a Board member, led the Board to conclude that he should be nominated to serve another term as a director.

LOUIS GLECKEL, MD, has been a member of our Board since June 2009 and currently serves as a member of our Compensation Committee and Chairman of our Nominating Committee. In 1997, Dr. Gleckel co-founded ProHealth Care Associates, a comprehensive state of the art multi-specialty physician group practice with offices in Long Island and Bronx, New York. At ProHealth, he is the Division Chief of Cardiology and Internal Medicine specializing in Preventative Cardiology, Metabolic Syndrome and Internal Medicine with particular emphasis on high-risk patients with complications from diabetes and heart disease. He was named to New York Magazine’s Best Doctors list for three years, New York Metro Area Best Doctors list for fourteen years and the 2008 Nassau County Best Doctors list. For over ten years Dr. Gleckel has been a team physician for the New York Jets and New York Islanders as well as for the tennis players at the US Open. Dr. Gleckel also served as Chairman of the Board of Invicta Corporation, a development stage company that designed, manufactured and marketed photochromic eyeglass lenses, for approximately four years until his resignation in February 2005.

Dr. Gleckel brings to the Board extensive knowledge of the medical, pharmaceutical and related industries as a distinguished doctor, as well as experience in successful business development and board service. This experience, as well as his independence and his performance as a Board member and chairman of our Nominating Committee, led the Board to conclude that he should be nominated to serve another term as a director.

MARK LEVENTHAL has been a member of our Board since June 2009 and currently serves as the Chairman of the Compensation Committee and as a member of our Nominating Committee. In 1974, he joined The Beacon Companies, LLP, a family business that developed office buildings, hotels, retail and multi-family housing throughout the United States. Some of his projects in the Boston area included: Rowes Wharf consisting of 100 luxury condos, 400,000 square feet of office space, a 230 room hotel, and a marina; One Post Office Square consisting of 750,000 square feet of office space; three additional hotels including the Meridian Hotel; and over 2,500 multifamily housing units in and around Boston. Many of these properties formed the foundation for Beacon Properties, a REIT which was listed on the New York Stock Exchange in 1994. Beacon Properties was subsequently sold to Equity Office Properties, an owner and operator of a national portfolio of office buildings, for approximately $4.4 billion in 1997. Since that time, Mr. Leventhal has continued to invest in real estate in Massachusetts, Rhode Island and Connecticut. Mr. Leventhal holds a Bachelor’s degree in Civil Engineering from Northeastern University.

Mr. Leventhal brings to the Board more than thirty years of business and financial expertise. This experience, as well as his independence and his performance as a Board member and chairman of our Compensation Committee, led the Board to conclude that he should be nominated to serve another term as a director.

JAMES MCCUBBIN has been a member of our Board since June 2009 and currently serves as a member of our Audit Committee. He is the Executive Vice President and Chief Financial Officer of WidePoint Corporation, a NYSE MKT listed corporation. He also serves on WidePoint’s Board of Directors and is its Secretary and Treasurer. WidePoint is a leading provider of Identity Access Management and Multi-Factor Authentication solutions offering advanced information technology through its solutions to the government and commercial markets. Mr. McCubbin was promoted to Executive Vice President and Chief Financial Officer of WidePoint in May 2008. Prior to that time, from August 1998 till May 2008, Mr. McCubbin served as WidePoint’s Vice President and Chief Financial Officer. Prior to that time, from December 1997 to August 1998, Mr. McCubbin served as WidePoint’s Vice President, Controller, Assistant Secretary and Treasurer. Prior to the commencement of his employment with WidePoint in November 1997, Mr. McCubbin held various financial consulting, management, and/or staff positions with several companies in the financial and government sectors, including but not limited to, Memtec America Corporation, a continuous microfiltration water technology company, McBee Consulting, a healthcare consulting firm, Martin Marietta, presently known as Lockheed Martin, a multinational aerospace manufacturer and advanced technology company, and Ernst & Young, an international auditing and accounting firm. Mr. McCubbin previously served on the Board of Directors of Tianjin Pharmaceutical Company, resigning in June 2012. Tianjin engages in the development, manufacture, marketing, and sale of traditional Chinese medicines and other pharmaceuticals in the People’s Republic of China. Mr. McCubbin served as Tianjin’s Chairman of its Audit Committee and served on its Nominating Committee and Compensation Committee. Mr. McCubbin was on the Board of Directors of Redmile Entertainment, a worldwide developer and publisher of interactive entertainment software, and served as its Audit Committee Chairman until his resignation on March 1, 2008. Mr. McCubbin provides financial consulting services to small cap companies and has served on and assisted various Boards of Directors over the past ten years. Mr. McCubbin is a graduate of the University of Maryland with a Bachelor of Science Degree in Finance and a Master’s Degree in International Management.

Mr. McCubbin brings to our Board financial expertise and is qualified as an audit committee financial expert, as well as a wealth of experience as an officer and director of public companies. This experience, as well as his independence and his performance as a Board member, led the Board to conclude that he should be nominated to serve another term as a director.

As previously reported on the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on April 17, 2015, Mark Frank gave notice of his intention not to stand for re-election at the Annual Meeting. The Company is most grateful for Mr. Frank’s valuable service to the Company. Jason Barr has been nominated for election to fill the vacancy that will arise from Mr. Frank’s departure from the Board.

Required Vote

Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

Corporate Governance

The Company’s corporate governance serves to ensure that certain members of the Board are independent from management and that the Board adequately performs its function to ensure that the interests of the Board and management are in alignment with the interests of the stockholders.

The Board has adopted Corporate Governance Guidelines to promote effective governance of the Company. The Corporate Governance Guidelines are available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Governance Overview.”

On an annual basis, each director and executive officer is required to complete a Director and Officer Questionnaire. Within this questionnaire are requirements for disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material conflict of interest.

The Company has established a whistleblower policy by which confidential complaints may be raised anonymously within the Company. Employees that wish to submit complaints confidentially should submit an anonymous written complaint directly to Compliance Officer, James McCubbin. Complaints submitted through this confidential process that involve the Company’s accounting, auditing, and internal auditing controls and disclosure practices will be presented to the Audit Committee. The policy is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Whistleblower Policy”.

The Company maintains an insider trading policy that provides that the Company’s personnel may not buy, sell or engage in other transactions in the Company’s stock while aware of material non-public information and that restricts trading in Company securities for a limited group of Company employees (including executive officers and directors) to defined window periods that follow our quarterly earnings releases. The policy is available on our website at www.ProPhaseLabs.com under “Investor Relations —  Corporate Governance and Policies — Securities Trades.”

Code of Conduct

We have adopted a code of conduct that applies to all members of our Board and all employees of the Company, including the Chief Executive Officer, Chief Financial Officer, and other senior financial officers. The Code of Conduct is available on our website at www.ProPhaseLabs.com under “Investor Relations —  Corporate Governance and Policies — Code of Conduct.” We have not granted any waivers under this policy to any of our directors or executive officers. Any waiver will be disclosed in accordance with The NASDAQ Stock Market (“NASDAQ”) requirements.

Director Independence

As required by NASDAQ listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Our Board consults with our legal counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable NASDAQ listing standards.

Based on these standards, upon the recommendation of our Nominating Committee, the Board has affirmatively determined that each of our non-employee director nominees is “independent,” as defined by the current rules under the listing standards of NASDAQ. Thus, five of our six directors are independent under the listing standards of NASDAQ. Mr. Karkus is not considered independent because he is an employee of the Company. Additionally, our Board has affirmatively determined that each of Mark Burnett and Jim McCubbin is “independent” as defined by the applicable rules of the Securities and Exchange Commission (the “SEC”) regarding audit committee independence. We currently have a fully independent Compensation Committee, Nominating Committee, and Audit Committee.

Certain Relationships and Related Transactions

In accordance with the terms of the charter of our Audit Committee, the Audit Committee must review and approve the terms and conditions of all related party transactions. Although we have not entered into any transactions with any related parties since the start of fiscal 2014 that require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC, if we were to do so in the future, any such transaction would need to be approved by the Audit Committee. There are no family relationships among any of the Company’s directors or executive officers.

Board Structure and Risk Oversight

Our governance structure combines the roles of principal executive officer and Board Chairman. Mr. Karkus has served as both Chairman and CEO of the Company since June 2009. The Board believes there are important advantages to Mr. Karkus serving in both roles at this time, and may revisit this structure at its discretion in the future. Mr. Karkus is the director most familiar with our Company’s business and industry and is best situated to propose the Board’s agendas and lead Board discussions on important matters. Mr. Karkus provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing the Company to employees, stockholders and other stakeholders. The Board has not named a lead independent director.

Our independent directors have executive sessions at which only independent directors are present in connection with regularly scheduled board meetings, and no less than twice a year.

Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board of Directors, which has responsibility for general oversight of risks, and through delegation to the Audit Committee. Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

In addition, our Board monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee Charter gives the Audit Committee responsibilities and duties that include discussing with management, the internal audit department and the independent auditors, our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. Pursuant to the Audit Committee Charter, such discussions should also include our exposure to counterparties or other institutions which we believe are at risk of significant financial distress.

Certain Legal Proceedings

None of our directors or executive officers, nor any associate of such individual, are involved in a material legal proceeding adverse to us or any of our subsidiaries or our joint ventures. Each of our then directors and executive officers were named as defendants in a purported derivative complaint filed on February 2, 2012 by then stockholder Guy Quigley in the Court of Common Pleas of Philadelphia County, Pennsylvania (No. 111200409). Among other things, the suit alleged various breaches of fiduciary and other duties, and sought recovery of unspecified damages and other relief. The Company was also named as a nominal defendant. Effective September 4, 2014, the Company consummated a definitive, global Settlement Agreement (“Settlement Agreement”) resolving this and related litigation. The cases that have been settled include ProPhase Labs, Inc. v. Quigley, et al., Court of Common Pleas of Bucks County, Pennsylvania, Civ. A. No. 2010-08227; ProPhase Labs, Inc. v. Quigley, et al., Court of Common Pleas of Bucks County, Pennsylvania, Civ. A. No. 2011-09815; the appeal filed by the plaintiff in the matter Quigley v. ProPhase Labs. Inc.’s Officers and Directors, el al, Court of Common Pleas of Philadelphia County, December Term, 2011, No. 111200409; together with certain ancillary litigation.

The Settlement Agreement amicably resolved these matters and provided, in part, that the parties adverse to the Company in the two Bucks County cases (i) returned to the Company 3,896,764 shares of the Company’s Common Stock for which they were listed as the record owners to the Company; and (ii) paid $440,000 to the Company. In addition, the Company paid $500,000 to the benefit of one of the defendants and $37,000 to a third party, to defray certain costs and expenses associated with the Settlement Agreement. Pursuant to the Settlement Agreement, the parties also have agreed to (i) a mutual release of all claims, (ii) a standstill agreement whereby, for a period of ten years, the adverse parties will not acquire Company shares, and (iii) the dismissal of all pending litigation involving the Company, its directors and affiliates on the one hand, and the other parties.

Nominations for Directors

In selecting candidates for appointment or re-election to the board of directors, the Governance and Nominating Committee of the Board (the “Nominating Committee”) considers the following criteria:

•	Personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community.
•	Experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, educational, or large not-for-profit organizations. The Nominating Committee may also seek directors who are widely recognized as leaders in the fields of medicine or the biological sciences and manufacturing or business generally, including those who have received awards and honors in their field.
•	Financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance.
•	Possess the fundamental qualities of intelligence, perceptiveness, fairness, and responsibility.
•	Ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments.
•	A genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director.
•	No conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders.
•	Current ownership of Common Stock of the Company, or a willingness to acquire shares of Common Stock, to further align the interests of non-employee directors with the interests of the Company’s stockholders.

Directors should have varied educational and professional experiences and backgrounds that, collectively, provide meaningful guidance and counsel to management. Diversity of background, including gender, race, ethnic or national origin, age, and experience in business, government, education, international experience and other areas relevant to the Company’s business are factors in the selection process. As a company, we are committed to creating and sustaining a culture of inclusion and fairness. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations must be submitted to the Nominating Committee in accordance with Article 2.14 of the Company’s Bylaws to the Secretary at the Company’s principal executive office. For a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must provide timely notice and certain information about the stockholder and the nominee. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive office of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, not later than the tenth (10th) day following the day on which public disclosure (as defined in Article 2.14 of the Bylaws) of the date of such annual meeting was first made.

Information must be provided for (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is acting in concert. Each such person must provide (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by such person, except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

In addition, each director nominee must provide the same information, as well as all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any nominating stockholder, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is acting in concert, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such nominating stockholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and a completed and signed questionnaire, provided by the Company’s Secretary relating to any voting commitments. The Company may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

Meetings and Committees of the Board of Directors

For the fiscal year ended December 31, 2014, there were 7 meetings of the Board. Each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he served.

The independent members of the Board met in executive session on two occasions during 2014.

Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meetings of Stockholders. Five of our six then sitting directors attended the 2014 Annual Meetings of Stockholders.

The Company has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee.

The current members of the Audit Committee are Mark Burnett, Jim McCubbin, and Mark Frank. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. Mr. Frank serves as Chairman of the Audit Committee, and the Board is considering who will succeed Mr. Frank in this position effective as of the date of the Annual Meeting. The Board has determined that the all of the current members of the Audit Committee and Jason Barr meet the independence requirements of the NASDAQ listing standards and that Mr. McCubbin qualifies as an “audit committee financial expert” as defined by the rules of the SEC. Additionally, our Board has affirmatively determined that each of Mark Burnett, Jim McCubbin and Mark Frank is “independent” as defined by the applicable rules of the Securities and Exchange Commission regarding audit committee independence. The Audit Committee reviews, analyzes and makes recommendations to the Board with respect to the Company’s accounting policies, internal controls and financial statements, consults with the Company’s independent registered public accountants, and reviews filings containing financial information of the Company to be made with the SEC. The Audit Committee met five times during 2014. The Audit Committee operates under a written charter adopted by the Board in 2002 which is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Audit Committee Charter.”

The members of the Compensation Committee are Dr. Louis Gleckel, Mark Burnett, and Mark Leventhal. Mr. Leventhal serves as Chairman of the Compensation Committee. The Board has determined that the Compensation Committee consists entirely of directors who meet the independence requirements of the NASDAQ listing standards for Compensation Committee members. The Compensation Committee reviews and approves the salary and all other compensation of officers of the Company, including non-cash benefits, incentive-based awards and equity-based awards. The Compensation Committee also administers the Company’s Amended and Restated 2010 Equity Compensation Plan and the 2010 Directors’ Equity Compensation Plan. The Compensation Committee may form subcommittees and delegate authority to such subcommittees or to one or more of its members when appropriate. The Compensation Committee has the authority to engage consultants. The Compensation Committee met two times during 2014. The Compensation Committee operates under a written charter adopted by the Board in June 2014 which is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Compensation Committee Charter.”

The members of the Nominating Committee are Mark Leventhal, Dr. Louis Gleckel, and Mark Burnett. Dr. Gleckel serves as Chairman of the Nominating Committee. The Board has determined that the Nominating Committee consists entirely of directors who meet the independence requirements of the NASDAQ listing standards. The Nominating Committee is responsible for developing and recommending criteria for selecting new directors and oversees evaluations of the Board and committees of the Board. The Nominating Committee has the responsibility to oversee the Company’s Corporate Governance Guidelines and propose changes to such guidelines from time to time as may be appropriate. The Nominating Committee met one time during 2014. The Nominating Committee operates under a written charter adopted by the Board in February 2010 which is available on our website at www.ProPhaseLabs.com under “Investor Relations —  Corporate Governance and Policies — Governance and Nominating Committee Charter.”

Procedures for Contacting Directors

The Company has adopted a procedure by which stockholders may send communications to one or more members of the Board by writing to such director(s) or to the whole Board, care of the Corporate Secretary, ProPhase Labs, Inc., 621 N. Shady Retreat Road, Doylestown, PA 18901. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee reviews and approves the salary and all other compensation of our executive officers (as defined in Rule 16a-1(f) under the Exchange Act), including non-cash benefits and incentive-based and equity-based awards. None of the Compensation Committee members was an officer or employee of the Company at any time prior to December 31, 2014, or had any relationship requiring disclosure under the caption “Certain Relationships and Related Transactions.” No executive officer of the Company served on any other entity’s compensation committee or other committee performing similar functions during the fiscal year.

EXECUTIVE OFFICERS

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the current executive officers of the Company:

Name	Position	Age
Ted Karkus	Chairman of the Board and Chief Executive Officer	56
Robert V. Cuddihy, Jr.	Executive Vice President, Chief Operating Officer and Chief Financial Officer	55

TED KARKUS has been the Chairman of the Board and the Chief Executive Officer of the Company since June 2009. Mr. Karkus was formerly the managing member of Forrester Financial, LLC, a management consulting firm founded by Mr. Karkus in 2001. Forrester Financial LLC provided a wide range of services to emerging-growth companies, including the structuring and raising of working capital as well as assisting management in developing operational, marketing and financial strategies. Mr. Karkus was instrumental in assisting the turnaround of ID Biomedical, an influenza vaccine manufacturer, which in 2005 was sold to GlaxoSmithKline plc for over $1.4 billion. Mr. Karkus has twenty-five years of experience in securities and capital markets including two years with Fahnestock & Co. Inc., a full-service brokerage firm, where he was Senior Vice President, Director of Institutional Equities, and four years at S.G. Warburg, an investment bank, where he was an institutional equity salesman and developed a large network of institutional investors. Mr. Karkus graduated with an MBA from Columbia University Graduate School of Business in 1984 where he received Beta Gamma Sigma honors. He graduated Magna Cum Laude from Tufts University in 1981.

ROBERT V. CUDDIHY, JR. has over twenty years of experience as the Chief Operating Officer and/or Chief Financial Officer of three public companies, including iDNA Inc., which focused on corporate communications, and HMG Worldwide Corporation, which focused on retail, planning and merchandising. Mr. Cuddihy has been the Chief Operating Office of the Company since July 2009 and the Chief Financial Officer of the Company since April 2011. He served as Chief Financial Officer and Treasurer of iDNA Inc. from September 2001 through February 2009 and Secretary from January 2003 through February 2009. From July 1987 to March 2001, Mr. Cuddihy was the Chief Financial Officer and Chief Operating Officer of HMG Worldwide Corporation, and also served as a director of such entity from February 1998 to May 2001. During 2009 and 2010, Mr. Cuddihy served as the President of Shannon Hill Associates, providing due diligence, financial structuring, operational analysis and transaction negotiation services for M&A, restructurings and divestitures. From July 1981 to July 1987, Mr. Cuddihy was with KPMG Peat Marwick, Certified Public Accountants, where he last served as a senior audit manager. Mr. Cuddihy graduated with a bachelor’s degree in accounting from Franklin and Marshall College in 1981.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the total compensation paid or accrued for the years ended December 31, 2014 and 2013 to our CEO and our other most highly compensated executive officer who was serving as an executive officer on December 31, 2014. We refer to these officers as our “named executive officers.”

Summary Compensation Table for 2014

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(1)(2) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Ted Karkus Chairman of the Board and Chief Executive Officer	2014	675,000	30,000	139,000	—	46,624	890,624
	2013	675,000	100,000	82,500	55,138	45,483	958,121

Robert V. Cuddihy, Jr. Chief Financial Officer, Executive Vice President and Chief Operating Officer	2014	350,000	85,000	—	23,531	44,279	502,810
	2013	350,000	50,000	—	66,165	45,483	511,648

(1)	Bonuses were paid in recognition of services rendered.
(2)	The amounts in this column were calculated based on the grant date fair value of the Common Stock, in accordance with FASB ASC Topic 718. For a discussion of the assumptions and accounting for option awards and stock awards, please see note 5 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2014, which are included in the Company’s Annual Report on Form 10-K, as filed with the SEC on March 27, 2015.
(3)	The value of attributable personal benefits for each named executive officer of the Company, including insurances for life, health, dental and disability, vehicle allowances, and matching contributions in the Company’s 401(k) defined contribution plan.

Compensation Philosophy

Our Compensation Committee believes that the most effective compensation program should:

•	attract and retain talented executives who will lead us through the challenges that we may face and put us in a position to grow and succeed;
•	motivate our executives to achieve short-term, medium-term and long-term financial and strategic goals;
•	reward our executives for the achievement of individual and corporate objectives; and
•	align the interests of management with those of the stockholders by providing incentives for superior performance that improves shareholder value.

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term, medium-term and long-term incentive compensation. This approach provides our Compensation Committee the ability to evaluate the compensation package from year to year with the flexibility to configure allocations and amounts in a manner that aligns closely with shareholder interests. The Compensation Committee considers our corporate performance, individual performance, and the economic environment in general and in our industry when it makes compensation decisions. The Compensation Committee uses these factors, in conjunction with its overall compensation philosophy, when it determines compensation to be awarded to the named executive officers during a fiscal year.

While we do not have any policy for the proportion of compensation that should be allocated as cash or non-cash, or short or long-term, we have historically paid our named executive officers a greater percentage of their total compensation as base salary. This is due to market factors in our industry and the specific situations facing our Company. It is important for us to retain the services of our talented and experienced executive team through market fluctuations. In addition, our named executive officers were hired during a difficult time for our Company — our net sales had been on the decline for a number of years, and we were in the process of initiating litigation against certain former officers and directors of the Company. It has been important, as our named executive officers have steered the Company through these difficulties, to provide a certain amount of fixed compensation that would give some assurances as to the level of compensation that they would earn. We have utilized annual bonus awards to reward results or extraordinary efforts, which motivates the named executive officers to produce positive short-term results. We grant stock options and other stock-based awards which align the long-term interests of our named executive officers to the interests of our shareholders by making our named executive officers stakeholders and tying their long-term interests to our success.

In 2009, the Company hired a compensation consultant to review and recommend compensation for our named executive officers. Since then, our Compensation Committee has not used a third-party compensation consultant, and does not specifically benchmark the compensation of our executives to the pay of other executives in companies of similar size in our industry. We believe that benchmarking executive pay would not be appropriate given the unique challenges that are faced by each company of our size in our industry. However, we do check the level of our executives’ compensation against the compensation of other companies in our industry in general, and believe that the level of compensation our executives receive is within the range of compensation paid to other executives in our industry. We use these compensation checks to ensure that our executives are being appropriately rewarded and to discourage a move to a competitor during a challenging time.

Regarding most compensation matters, the Chief Executive Officer’s responsibility is to provide recommendations to the Compensation Committee based on an analysis of market standards and trends and an evaluation of the contribution of each executive officer to the Company’s performance. Our Compensation Committee considers, but retains the right to accept, reject or modify such recommendations. Neither the Chief Executive Officer nor any other member of management is present during executive sessions of the Compensation Committee. Moreover, the Chief Executive Officer is not present when decisions with respect to his compensation are made.

Consideration of Advisory Stockholder Vote on Executive Compensation

On May 6, 2013, at our annual meeting of stockholders, our stockholders overwhelmingly approved, on a non-binding advisory basis, the compensation of the Company’s executive officers, including the Company’s compensation practices and principles and their implementation, as discussed and disclosed in the compensation tables and related narrative disclosure contained in our 2013 Proxy Statement (the “Say on Pay Vote”). The Compensation Committee appreciates and values the views of our shareholders.

As the Compensation Committee evaluated the Company’s compensation practices in 2013 and 2014, the Compensation Committee was mindful of the strong support our stockholders expressed by the 2013 Say on Pay Vote. In light of this strong level of support of the overall pay practices, and of the general effectiveness of our long standing compensation policies, the Board and the Compensation Committee do not currently intend to make any specific changes to our executive compensation program for 2015. Going forward, future Say on Pay Votes will serve as an additional tool to assist the Board of Directors and the Compensation Committee in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its stockholders.

Also at the annual meeting on May 6, 2013, our stockholders expressed a preference that our Say on Pay Vote occur every three years. In accordance with the results of this vote, the Board of Directors determined to implement a Say on Pay Vote every three years. Therefore, the next Say on Pay Vote will be held at our 2016 annual meeting of stockholders. The next required vote on the frequency of shareholder votes on the compensation of executives is scheduled to occur at the 2019 annual meeting of stockholders.

Elements of Compensation

Subject to variation where appropriate, the elements of compensation to named executive officers include:

•	base salary, which is determined on an annual basis and is generally set forth in employment agreements with our executives;

•	annual cash incentive compensation, which is awarded by our Compensation Committee on a discretionary basis, determined based on the Company and individual performance in the applicable fiscal year; and
•	long-term incentive compensation in the form of options and other stock-based awards.

Base Salary and Annual Bonus

Cash compensation for our named executive officers consists of base salary and an annual bonus pursuant to the terms of their respective employment agreements. Base salaries are an integral component of our total compensation program, and setting base salaries at competitive levels helps us to attract and retain senior executives. Base salary is the only fixed component of compensation for our executives. The base salaries for our executive officers are set in their employment agreements, which were determined based on the Compensation Committee’s evaluation of the competitive marketplace, the salaries of our other executives, and the scope of each executive’s responsibilities. The base salaries of our named executive officers were set at the level deemed necessary to secure their employment for an extended period and to appropriately reward them for the multiple roles that they play in our Company; our named executive officers are our Company’s only two executive officers, and as such, each holds more than one title and is responsible for multiple parts of our business.

Our annual bonus opportunity is intended to incentivize the achievement of our short-term goals. On an annual basis, generally in mid-December, our Compensation Committee assesses the individual performance of each of our named executive officers and the performance of the Company and determines the appropriate annual bonus award, if any, for our named executive officers. We do not use pre-established targets for the annual bonus award because market factors that affect our Company’s performance are unpredictable, and thus it would be difficult to set goals at the beginning of the fiscal year that would appropriately motivate our named executive officers throughout the year. By basing the annual incentive on assessments made at the end of the year of the performance of the individual executives and the Company, and occasionally making mid-year determinations where the circumstances warrant an immediate reward, we can take all market factors into account and reward our named executive officers appropriately for their performance.

In 2014, the Compensation Committee determined to award a $30,000 cash bonus to the Chief Executive Officer and $60,000 to the Chief Financial Officer, after reviewing both Company (including the Settlement Agreement described above) and individual performance for the year. The Compensation Committee determined that these were appropriate bonuses based on, among other matters, (i) building the Cold-EEZE® brand for the long-term (ii) innovating new products within and outside the cough/cold category and (iii) bringing to an amicable conclusion various litigation matters. In addition, the Compensation Committee determined in July 2014 that a mid-year cash bonus of $25,000 to Mr. Cuddihy was appropriate, based on his extensive contributions to the investigation and assistance provided to counsel in connection with certain litigation matters brought by the Company.

Equity-Based Awards.

Our Compensation Committee believes that equity-based participation provides the named executive officers a strong economic interest in maximizing stock price appreciation over the long term. Equity-based awards are made pursuant to the Company’s equity incentive plans. Our primary stock-based employee compensation plan, the Amended and Restated 2010 Equity Compensation Plan (the “2010 Plan”), was initially approved by our Board and stockholders in May 2010, and was amended by our Board and stockholders in May 2013 to increase the number of available shares in the 2010 Plan by 700,000.

We regard the 2010 Plan as a key retention tool. Retention serves as a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award. In addition, our Compensation Committee considers cost to the Company in determining the form of award, as well as our desire to have equity awards drive and reward performance over an extended period of time in order to promote long-term value for our stockholders, and to be an integral part of a competitive compensation program. Our Compensation Committee believes that stock options, restricted shares and stock grants are the best forms of award to achieve these goals, as stock options are designed to deliver value to executives only if our stock price increases over the value at the time of grant, and restricted shares and stock grants provide compensation that fluctuates with our stock price.

In determining the size of an option, restricted stock or stock grant to a named executive officer, both upon initial hire and on an ongoing basis, our Compensation Committee considers competitive market factors, the size of the equity incentive plan pool, cost to the Company, the level of equity held by the executive and by other officers, and individual contribution to corporate performance. In particular, the Compensation Committee considers the level of grant it deems necessary to appropriately reward the named executive officers for the multiple roles that they play in our Company; as noted above, our named executive officers are our Company’s only two executive officers, and as such, each holds more than one title and is responsible for multiple parts of our business. Although there is no set target level for holding options or stock ownership, our Compensation Committee recognizes that the equity-based component ensures additional focus by the named executive officers on stock price performance, enhances executive retention, and aligns the interests of the named executive officers with the interests of our stockholders. Accordingly, the exercise price of stock options is tied to the fair market value of our Common Stock on the date of grant. A grant of stock options typically will vest over a two to three year period, although the Compensation Committee may at times determine that a fully vested award is appropriate.

There is no set formula for the granting of awards to individual executives or employees. The number of options awarded may vary up or down from prior year awards, based on the Compensation Committee’s review and consideration of the above-listed goals and factors. Mr. Karkus and Mr. Cuddihy were each awarded incentive stock options by our Compensation Committee in December, 2013; only Mr. Cuddihy was awarded incentive stock options in December, 2014. The 2013 award to Mr. Karkus was an incentive stock option to purchase 100,000 shares of our Common Stock, which vests in two equal installments of 50,000 shares each (on the first two anniversaries thereof); accordingly, options to purchase 50,000 shares vested in December 2014. The 2013 award to Mr. Cuddihy was an incentive stock option to purchase 120,000 shares of our Common Stock, which vests in two equal installments of 60,000 shares each (on the first two anniversaries thereof); accordingly, options to purchase 60,000 shares vested in December 2014. The 2014 award to Mr. Cuddihy was an incentive stock option to purchase 40,000 shares of our Common Stock, which was fully vested on the date of grant; no 2014 stock option award was granted to Mr. Karkus. The 2013 and 2014 stock option awards have an exercise price of $1.65 per share and $1.39 per share, respectively.

In keeping with our executive compensation program and philosophy for incentivizing the performance of our named executive officers, as noted above, our Compensation Committee has used grants of stock, including restricted stock. Such grants are intended to reinforce the alignment of interests of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our Common Stock, which, in turn, is indirectly attributable to the individual performance of our named executive officers. In each of December 2014 and 2013, the Compensation Committee of the Board of Directors granted Mr. Karkus 100,000 shares and 50,000 shares of Common Stock, respectively, under the 2010 Plan valued at $139,000 and $82,000, respectively, as payment for a portion of his fiscal 2014 and 2013 bonus. No restricted stock award or stock grant was made to Mr. Cuddihy in fiscal 2014 or 2013. The Compensation Committee believes that stock ownership by our named executive officers is the best way to align their interests with the interests of our stockholders. Mr. Karkus was granted fully vested shares in recognition of his service during the prior fiscal year, and in order to incentivize him to continue to build value for our stockholders over the long term.

Defined Contribution Plan

In 1999, the Company implemented a 401(k) defined contribution plan for its employees. The 401(k) plan is the Company’s primary retirement benefit for its employees, including its executives. For executive officers, as well as all other employees, the Company makes a contribution to the plan annually based on the amount of the employee’s 401(k) plan contributions and compensation. The contribution to the plan by the Company consists of a 50% match of the employee’s contribution, up to $8,750 per person, per annum. The Company’s total contribution to the 401(k) plan in 2014 for its named executive officers, in the aggregate, was approximately $17,500.

The Company does not provide its executive officers with any type of defined benefit retirement benefit or the opportunity to defer compensation pursuant to a non-qualified deferred compensation plan.

Perquisites and Other Personal Benefits

The Company provides executives with limited personal benefits. The Compensation Committee reviews annually the levels of personal benefits provided to the executives. Medical and dental insurance is provided to each executive, along with all other eligible employees, subject to the same terms and conditions, including premium payments, that apply to all other eligible employees. Life and disability insurance is provided to each executive at no cost to the executive. All such welfare benefits terminate at the time each executive is no longer employed with the Company or as otherwise provided in the applicable employment agreement (except as otherwise required by continuation coverage laws). The annualized dollar value of such benefits is included in the Summary Compensation Table as “Other Compensation.” Company contributions to the Company’s 401(k) plan are also included in the Summary Compensation Table as “Other Compensation.”

Employment Agreements

On January 14, 2015, the Company entered into new employment agreements, effective as of January 1, 2015, with each of Ted Karkus, Chairman and Chief Executive Officer of the Company, and Robert V. Cuddihy, Jr., Chief Financial Officer and Chief Operating Officer of the Company. The employment agreements superseded previous employment agreements with Messrs. Karkus and Cuddihy, effective January 1, 2012. Each employment agreement was approved by our Compensation Committee. Copies of the employment agreements are included as Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on January 15, 2015.

Under his employment agreement with the Company, Mr. Karkus agreed to an annual base salary of $675,000 as Chief Executive Officer. He is eligible to receive an annual increase in base salary and may be awarded a bonus in the sole discretion of the Compensation Committee, and also will receive regular benefits routinely provided to other senior executives of the Company.

Under his employment agreement with the Company, Mr. Cuddihy agreed to an annual base salary of $350,000 as Chief Financial Officer and Chief Operating Officer. Mr. Cuddihy is eligible to receive an annual increase in base salary and may be awarded a bonus in the sole discretion of the Compensation Committee, and also will receive regular benefits routinely provided to other senior executives of the Company.

Clawback Provision Added

In addition, the amended and restated employment agreements include a new clawback provision applicable to the named executive officers. Specifically, in the event certain conditions are satisfied, namely, if:

•	a mandatory restatement of the Company’s financial results occurs while the Company remains publicly traded and is attributable to misconduct or wrongdoing by the individual executive;
•	the executive has received payment of a cash bonus or has been issued any Company shares as a bonus within three (3) years preceding the mandatory restatement; and
•	the amount of such cash bonus or share grant was calculated and awarded pursuant to a specific financial formula, and the cash bonus or share grant would have been diminished based on the restated financial results had the financial formula been applied using the restated financial results;

then the executive is required to remit to the Company the amount by which the original cash bonus or share grant would have been diminished, net of taxes originally paid. However, if the net effect of the restatement is effectively neutral to the Company over the applicable time periods, then no clawback amount will be due from the executive.

Payments upon Termination or Change in Control

Our employment agreements with our named executive officers also provide for payments upon certain terminations and change in control benefits. The Compensation Committee provides our named executive officers with termination benefits in order to attract and retain talented executives in a marketplace where such benefits are commonly provided as a part of a competitive compensation package. Change in control termination benefits also ensure that the named executive officers make decisions based on the good of the stockholders, and will retain their drive and focus in the event of a change in control of the Company, even if it means that they would lose their jobs as a result. The level of severance benefits in Messrs. Karkus and

Cuddihy are based on a multiple of base salary only, rather than base and bonus as is typical in the market. The Compensation Committee determined that a multiple of bonus would not be appropriate since our bonus is generally discretionary at this time and payable only on an ad hoc basis upon short-term achievements. The Compensation Committee believes that the base salary multiple is set at an appropriate level given the lack of bonus inclusion, as well as in light of our compensation program goals of retention and the provision of a competitive compensation package.

Under their employment agreements, in the event of the termination by the Company of the employment of Mr. Karkus or Mr. Cuddihy for “Cause” or due to voluntary resignation without a Good Reason (as such terms are defined in their respective employment agreements), no severance benefits become payable. If Mr. Karkus or Mr. Cuddihy are terminated by the Company for any reason other than termination for Cause or due to a voluntary resignation by either executive without Good Reason (as defined in the agreements), then Mr. Karkus will be paid a severance payment 2.5 times his base salary (“Mr. Karkus Severance”) and Mr. Cuddihy will be paid a severance payment 1.5 times his base salary (“Mr. Cuddihy Severance”). For each of the Mr. Karkus Severance and the Mr. Cuddihy Severance, one-half of such severance payment will be paid as a lump sum in cash and the remaining one-half paid in 12 equal consecutive, monthly installments commencing on the first business day of the month following the effective date of the termination. In addition, Messrs. Karkus and Cuddihy, and their eligible dependents, will be entitled to Company-paid COBRA continuation coverage premiums under the Company welfare plans, for a period of up to 18 months. Notwithstanding the above, if termination is due to death or disability, then any cash severance payment will only be made to the extent that the proceeds are payable to the Company through a “key man” life, disability or similar insurance policy.

Additionally, if Mr. Karkus or Mr. Cuddihy, within twenty four (24) months after or within 180 days prior to, or otherwise in contemplation of, a Change in Control (as defined in the agreements) of the Company, is terminated without Cause (other than due to death or disability) or due to a voluntary resignation by him with Good Reason, then in lieu of the cash severance described above, the executive will instead receive a one-time severance payment in cash equal to the greater of (x) Two Million Five Hundred Thousand Dollars ($2,500,000), for Mr. Karkus, or One Million Dollars ($1,000,000), for Mr. Cuddihy, and (y) 299 percent of his average annual total Form W-2 compensation for the three calendar years immediately preceding the date of termination.

In the event of termination without Cause or due to a voluntary resignation by either executive with Good Reason, stock options and/or restricted stock held by Mr. Karkus or Mr. Cuddihy, as applicable, will automatically vest concurrently with such termination of employment.

As a condition to Messrs. Karkus and Cuddihy receiving any termination or severance benefit contemplated by their respective employment agreements, each of Mr. Karkus and Mr. Cuddihy has agreed to execute and deliver to the Company a separation agreement and general release to, among other things, release and discharge the Company from claims arising out of such executive officer’s employment relationship with the Company or the termination of that relationship. In addition, neither the Company nor the executive officer may disparage to any third party the professional or personal reputation or character of the other.

Excise Tax Gross-Ups Eliminated

The prior employment agreements for Messrs. Karkus and Cuddihy provided the right to receive a tax gross-up payment in the event that payments payable or benefits provided to the named executive officer would become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

The amended and restated employment agreements eliminate this right. We do not provide for tax reimbursement payments or gross-ups related to a change in control. If any payments payable or benefits provided to the named executive officer would become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or to any similar tax imposed by state or local law, then the aggregate amount of payments payable to the named executive officer will be reduced to the aggregate amount of payments that may be made without incurring such excise tax, provided that such reduction will only be imposed if the aggregate after-tax value of the payments retained by the executive (after giving effect to such reduction) is equal to or greater than the aggregate after-tax value (after giving effect to the excise tax) of the payments without any such reduction.

Outstanding Equity Awards at Fiscal Year End for 2014

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)
Ted Karkus	600,000	(1)			1.00	12/15/2017	—	—
	50,000	(2)	50,000	(2)	1.65	12/18/2019
Robert V. Cuddihy, Jr.	200,000	(3)	—	(3)	1.00	12/15/2017	—	—
	60,000	(4)	60,000	(4)	1.65	12/18/2019
	40,000	(5)			1.39	12/18/2021

(1)	Award of 600,000 options was granted December 15, 2010 with a six-year vesting period measured from the date of grant, and as such, one-sixth of these options vests on each of the six annual anniversaries of the date of grant. In December 2014, the option vesting period was accelerated such that the full 600,000 share grant was fully vested as of December 15, 2014.
(2)	Award of 100,000 options was granted December 19, 2013 with a two-year vesting period measured from the date of grant, and as such, one-half of these options vests on each of the two annual anniversaries of the date of grant.
(3)	Award of 200,000 options was granted December 15, 2010 with a four-year vesting period measured from the date of grant, and as such, these options are fully vested.
(4)	Award of 120,000 options was granted December 19, 2013 with a two-year vesting period measured from the date of grant, and as such, one-half of these options vests on each of the two annual anniversaries of the date of grant.
(5)	Award of 40,000 options was granted December 20, 2014, which was fully vested on the date of grant.

Director Compensation for 2014

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)		Total ($)
Mark Burnett	$27,000	$9,000	(3)	$36,000
Mark Frank	$27,000	$9,000	(3)	$36,000
Louis Gleckel, MD	$27,000	$9,000	(3)	$36,000
Mark Leventhal	$27,000	$9,000	(3)	$36,000
James McCubbin	$31,500	$4,500	(4)	$36,000

(1)	Our employee directors do not receive director fees. Accordingly, Mr. Ted Karkus, a director and the Chairman of the Board and the Chief Executive Officer of the Company, is not entitled to, and did not receive, any compensation for his service on the Board.
(2)	The amounts in this column were calculated based on the grant date fair value of the Common Stock, in accordance with FASB ASC Topic 718. For a discussion of the assumptions and accounting for option awards and stock awards, please see note 5 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2014, which are included in the Company’s Annual Report on Form 10-K, as filed with the SEC on March 27, 2015.

(3)	Stock award represents 6,295 shares of restricted stock granted pursuant to the 2010 Directors’ Equity Compensation Plan on January 2, 2015. The grant date fair value for the award was $9,000.
(4)	Stock award represents 3,147 shares of restricted stock granted pursuant to the 2010 Directors’ Equity Compensation Plan on January 2, 2015. The grant date fair value for the award was $4,500.

In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company. Each non-employee director receives a quarterly Board fee of $9,000, paid quarterly promptly following the close of each quarter, pro-rated for partial service. Non-employee directors do not receive additional fees for attendance at Board or committee meetings. Under our compensation plan for non-employee directors, approved in June 2009, each non-employee director has the right periodically to elect to receive up to 50% of their board fee in cash, but is required to accept at least 50% in shares of our Common Stock. From the fourth quarter of 2011 until the 2013 annual meeting of stockholders, the Company stopped issuing shares to directors because the Company did not have an adequate reserve of authorized shares available for issuance under the 2010 Directors’ Equity Compensation Plan. In May 2013, our stockholders approved an amendment to the 2010 Directors’ Equity Compensation Plan to increase the number of shares issuable thereunder from 250,000 shares to 425,000 shares. In fiscal 2014 and 2013, we granted 28,327 and 16,470, respectively, of our Common Stock valued at $41,000 and $27,000, respectively, for director compensation.

We reimburse each non-employee member of our Board for out-of-pocket expenses incurred in connection with attending Board and Committee meetings. Non-employee directors do not participate in any Company nonqualified deferred compensation plan and we do not pay any life insurance policies for the directors. Any director who is an employee of the Company is not entitled to compensation for service as a Board member.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of common stock that may be issued under our equity compensation plans as of December 31, 2014:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,739,500 (1)	$1.40	167,467 (2)
Equity compensation plans not approved by security holders	—	—	—
Total	1,739,500	$1.40	167,467

(1)	Consists of options issued under our 1997 Stock Option Plan and 2010 Plan.
(2)	Includes 19,659 shares under our 2010 Plan and 147,808 shares under our 2010 Directors’ Equity Compensation Plan.

SECURITY OWNERSHIP

The following table sets forth information regarding ownership of our Common Stock as of April 3, 2015, or earlier date for information based on filings with the SEC by (a) each person known to the Company to own more than 5% of the outstanding shares of our Common Stock, (b) each director and nominee for director of the Company, (c) the company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing previously in this Proxy Statement and (d) all directors and executive officers as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company’s principal executive office.

Name of Beneficial Owners	Common Stock Beneficially Owned(1)	Percent of Class
5% Stockholders
BML Investment Partners, L.P.(2)	2,322,627	14.6%
Officers and Directors
Ted Karkus(3)	2,914,588	17.6%
Mark Burnett	310,808	2.0%
Mark Frank	79,235	*
Louis Gleckel, MD	79,235	*
Mark Leventhal(4)	461,980	2.9%
James McCubbin	31,829	*
Robert V. Cuddihy, Jr.(5)	431,324	2.7%
Director Nominee
Jason Barr	12,100	*
ALL DIRECTORS AND EXECUTIVE OFFICERS (Seven Persons)	4,308,999	25.6%

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 (“Rule 13d-3”) under the Exchange Act, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 based on 15,892,296 shares outstanding on April 3, 2015 and includes options or other rights to subscribe for shares of Common Stock which are exercisable within sixty (60) days of April 3, 2015.
(2)	Based on information of beneficial ownership as of March 9, 2015, included in a Schedule 13D filed with the Securities and Exchange Commission on March 9, 2015, which reports the 2,322,627 shares of common stock with shared voting power and shared dispositive power. BML Capital Partners, L.P.’s address is 65 E Cedar — Suite 2, Zionsville, IN 46077.
(3)	Includes 2,264,588 shares and options to purchase 650,000 shares that are vested and exercisable.
(4)	Includes 180,000 shares owned by the Mark S & Donna R Leventhal Family Foundation Inc., a charitable foundation, which is controlled by Mr. Leventhal and his wife. Mr. Leventhal disclaims beneficial ownership of such 180,000 shares except to the extent of his pecuniary interest therein.
(5)	Includes 131,324 shares and options to purchase 300,000 shares that are vested and exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal 2014, Mr. Karkus reported his June 23, 2014 acquisition of shares of common stock on a Form 4 filed June 26, 2014, and all other reports of ownership and changes in ownership applicable to its executive officers and directors were filed on a timely basis.

Audit Committee Report

The members of the Audit Committee are Messrs. Burnett, McCubbin, and Frank, who are independent directors and meet the eligibility standards for audit committee service under the rules of NASDAQ. The Board has determined that Mr. McCubbin is an audit committee financial expert, as defined under SEC rules.

Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements and the Company’s internal control over financial reporting. The independent registered public accounting firm of EisnerAmper LLP is responsible for performing an independent audit of the Company’s consolidated financial statements. Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the registered public accounting firm.

In this context, the Audit Committee reports as follows:

1.	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2014;
2.	The Audit Committee has discussed with representatives of EisnerAmper LLP the matters required to be discussed by the Statement on Auditing Standards, No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board;
3.	The Audit Committee also has received and reviewed the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence;
4.	The Audit Committee also has considered whether the provision by EisnerAmper LLP of non-audit services to the Company is compatible with maintaining EisnerAmper LLP’s independence; and
5.	The Audit Committee also has instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Audit Committee
Mark Burnett
James McCubbin
Mark Frank, Chairman

The foregoing report of the Audit Committee shall not be deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, nor shall such report be incorporated by reference by any general statement incorporating by reference this proxy statement or future filings into any filing under such Acts except to the extent that the Company specifically incorporates such report by reference.

Audit and Non-Audit Fees

The table set forth below lists the fees billed to the Company by EisnerAmper LLP for audit services rendered in connection with the audits of our consolidated financial statements for the years ended December 31, 2014 and 2013, and fees billed for other services rendered by EisnerAmper LLP during these periods.

Description	2014	2013
Audit fees(1)	$194,250	$189,000
Audit related fees Tax fees	—	—
All other fees	—	—
Total	$194,250	$189,000

(1)	Comprised of the audit of our annual financial statements and reviews of our quarterly financial statements.

The Audit Committee reviews and pre-approves all audit and non-audit services to be provided by the independent auditor (other than with respect to the de minimis exceptions permitted under applicable law). This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of our Audit Committee, the Board has appointed EisnerAmper LLP as the Company’s independent public auditor for the fiscal year ending December 31, 2015. Although the selection of auditor does not require ratification, the Board has directed that the appointment of EisnerAmper LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. A representative of EisnerAmper LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

Required Vote

The number of votes cast “FOR” must exceed the number of votes cast in opposition, provided a quorum is present.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY IN 2015. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” RATIFICATION OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL 3 — APPROVAL OF REINCORPORATION FROM NEVADA TO DELAWARE

The Board has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”). If our stockholders approve the Reincorporation, we will accomplish the Reincorporation by converting the corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this Proposal No. 3, we sometimes refer to the Company as “ProPhase-NV” prior to the Reincorporation and “ProPhase-DE” after the Reincorporation.

Summary

The principal effects of the Reincorporation will be that:

•	the affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws;
•	the resulting Delaware corporation will be the same entity as the Company currently incorporated in Nevada and will continue with all of the rights, privileges and powers of ProPhase-NV, will possess all of the properties of ProPhase-NV, will continue with all of the debts, liabilities and obligations of ProPhase-NV and will continue with the same officers and directors of ProPhase-NV immediately prior to the Reincorporation, as more fully described below; and
•	when the Reincorporation becomes effective, each outstanding share of ProPhase-NV common stock will continue to be an outstanding share of common stock of the resulting Delaware corporation, and each outstanding option or right to acquire shares of ProPhase-NV common stock will continue to be an option or right to acquire shares of common stock of the resulting Delaware corporation, ProPhase-DE.

General Information

The Company would effect the Reincorporation by entering into a plan of conversion, a draft copy of which is attached hereto as Appendix A. Approval of the Reincorporation as described in this proposal will constitute approval of the plan of conversion. At the effective time of the Reincorporation, which would occur only if the proposal receives the affirmative vote of not less than a majority of the outstanding shares of common stock on the record date, the Company would file with the Nevada Secretary of State articles of conversion, a draft copy of which is attached as Appendix B, and would also file with the Delaware Secretary of State a certificate of conversion, a draft copy of which is attached as Appendix C, and a certificate of incorporation that would govern the Company as a Delaware corporation, which is referred to here as the Delaware certificate of incorporation, a draft copy of which is attached as Appendix D. In addition, the Board would adopt bylaws for the resulting Delaware corporation, which are referred to here as the Delaware bylaws, a draft copy of which is attached as Appendix E. Approval of the Reincorporation will constitute approval of the Delaware certificate of incorporation and Delaware bylaws.

Apart from being governed by the Delaware certificate of incorporation, the Delaware bylaws and the DGCL, for all other purposes, ProPhase-DE will be the same entity as ProPhase-NV immediately prior to the Reincorporation. ProPhase-DE will continue with all of the rights, privileges and powers of ProPhase-NV, it will possess all of the properties of ProPhase-NV, it will continue with all of the debts, liabilities and obligations of ProPhase-NV and it will continue with the same officers and directors of ProPhase-NV immediately prior to the Reincorporation.

After the Reincorporation, the Company will continue to be a publicly-held company and the shares of the Company’s common stock will continue to be traded, without interruption, on NASDAQ under the same symbol (PRPH). The Company will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of the Company’s common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws or contractual obligations of the Company or its stockholders.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS. This favorable corporate and regulatory environment is attractive to businesses such as ours. Based on publicly available data, over half of publicly-traded corporations in the United States and 64% of all Fortune 500 companies are incorporated in Delaware.

In addition, Delaware has established a specialized court, the Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has allowed the Delaware courts to process corporate litigation relatively quickly and effectively. Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered.

Because the judicial system is based largely on legal precedents, the abundance of Delaware case law provides clarity and predictability to many areas of corporate law. Such clarity would be advantageous to the Company, its Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions. Further, investors and securities professionals are generally more familiar with Delaware corporations, and the laws governing such corporations, increasing their level of comfort with Delaware corporations relative to other jurisdictions.

Reincorporation from Nevada to Delaware is attractive to directors, officers, and shareholders alike. The Reincorporation may make the Company more attractive to future Board candidates, because many such candidates are already familiar with Delaware corporate law from their past business experience. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. Thus, candidates’ familiarity and comfort with Delaware laws — especially those relating to director indemnification — draw such qualified candidates to Delaware corporations. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. Moreover, Delaware’s vast body of law on the fiduciary duties of directors provides appropriate protection for our stockholders from possible abuses by directors and officers.

Changes as a Result of Reincorporation

If the Reincorporation proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company Stockholders’ Rights Before and After the Reincorporation”. The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation. The Company’s Amended and Restated Rights Agreement, dated as of June 18, 2014, with American Stock Transfer & Trust Company, LLC as Rights Agent will remain in effect and the terms and conditions thereof shall continue with respect to ProPhase-DE (the “Rights Plan”). Each outstanding common share purchase right to acquire common stock of ProPhase-NV (“Right”) distributed to our shareholders pursuant to the Rights Plan shall be automatically converted into a Right to acquire common stock of ProPhase-DE. The Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of the Company.

Mechanism for Reincorporation into Delaware

The process for reincorporating the Company from Nevada to Delaware calls for the articles of conversion to be filed with the Nevada Secretary of State and for the Delaware certificate of incorporation and a certificate of conversion to be filed with the Delaware Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company. The plan of conversion provides that the Company will convert into a Delaware corporation, which will continue with all of the assets, rights, privileges and powers of ProPhase-NV, and all property owned by ProPhase-NV, all debts due to ProPhase-NV, as well as all other causes of action belonging to ProPhase-NV immediately prior to the conversion, remaining vested in ProPhase-DE following the conversion. ProPhase-DE will remain as the same entity following the conversion. The directors and officers of ProPhase-NV immediately prior to the conversion will be the directors and officers of ProPhase-DE.

At the effective time of the Reincorporation, each then-outstanding share of ProPhase-NV common stock will automatically be converted into one share of common stock of the resulting Delaware corporation and each Right issued under the Rights Plan will automatically be converted into one Right of the resulting Delaware Corporation. Existing stockholders of the Company will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Stockholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Pursuant to the Reincorporation, ProPhase-DE will assume all of ProPhase-NV’s obligations related to convertible equity securities and other rights to purchase ProPhase-NV common stock. ProPhase-NV’s outstanding convertible securities consist of options to purchase ProPhase-NV common stock granted under the Company’s incentive plans. Each outstanding option to purchase shares of ProPhase-NV common stock will be converted into an option to purchase a number of shares of ProPhase-DE common stock on the same terms and conditions as in effect immediately prior to the Reincorporation. In addition, we have granted restricted stock under the 2010 Equity Compensation Plan. Each share of restricted stock that entitles the holder to shares of ProPhase-NV common stock will be converted into a share of restricted stock that entitles the holder to shares of ProPhase-DE common stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware certificate of incorporation and the Delaware bylaws.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to the Company’s existing articles of incorporation and bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles of conversion filed with the Secretary of State of Nevada and the certificate of conversion and the Delaware certificate of incorporation filed with the Secretary of State of Delaware, in each case, upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Board or the plan of conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Comparison of Stockholders’ Rights Before and After the Reincorporation

Because of differences between the NRS and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the DGCL and the differences between ProPhase-NV’s articles of incorporation and bylaws and ProPhase-DE’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, ProPhase-NV’s articles of incorporation, ProPhase-NV’s bylaws and ProPhase-DE’s certificate of incorporation and ProPhase-DE’s bylaws.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
ELECTIONS; VOTING; PROCEDURAL MATTERS
Authorized Capital Stock	The authorized capital stock of ProPhase-NV consists of 50,000,000 shares of common stock, par value $0.0005 per share and no preferred stock.	The authorized capital stock of ProPhase-DE will consist of (i) 50,000,000 shares of common stock, par value $0.0005 per share and (ii) 1,000,000 shares of undesignated preferred stock, par value $0.0005 per share.
	ProPhase-NV’s articles of incorporation do not include authorized preferred stock. Therefore, under Nevada law, any authorization and designation of preferred stock designating the voting powers, designations, preferences, limitations, restrictions and relative rights would require approval of the stockholders.	ProPhase-DE’s certificate of incorporation authorizes the Board to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designations, powers, preferences and rights of each such series and the qualifications, limitations or restrictions thereof.
Number of Directors	Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.	Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.
ProPhase-NV’s bylaws provide that the number of directors shall be no fewer than three and no more than nine. Subject to this limitation, the number of directors shall be set by a resolution of the Board. The number of directors is currently
	fixed at 6.	ProPhase-DE’s certificate of incorporation will provide that the number of directors shall be no fewer than one and shall be fixed in the manner provided for in the bylaws. The bylaws will provide that the Board shall consist of no fewer than three nor more than nine directors. Subject to this limitation, the number of directors shall be set by a resolution of the Board. The number of directors will be initially fixed at 6.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
Classified Board	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.	Delaware law permits any Delaware corporation to classify its Board into as many as three classes divided as equally as possible with staggered terms of office.
	Neither the articles of incorporation nor the bylaws of ProPhase-NV provide for a classified board of directors. Directors are elected annually at the annual meeting of stockholders.	Neither the certificate of incorporation nor the bylaws of ProPhase-DE provide for a classified board of directors. Directors will continue to be elected annually at the annual meeting of stockholders.
Removal of Directors	Under Nevada law, any one or all of the directors of a corporation may be removed by the vote of the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.	Under Delaware law, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Similarly, if holders of a class or series have a right to elect one or more directors pursuant to the certificate of incorporation, those directors may not be removed without cause by stockholders other than those entitled to elect them.
	ProPhase-NV’s bylaws provide that a director may be removed only for cause by a vote of at least two-thirds of the voting power of the then outstanding stock entitled to vote generally on the election of directors, voting together as a single class.	ProPhase-DE’s bylaws will provide that any director may be removed, only for cause, by a vote of at least two-thirds of the voting power of the then outstanding stock entitled to vote generally on the election of directors, voting together as a single class.
Board Action by Written Consent	Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the Board or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.	Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the Board or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.
	ProPhase-NV’s articles and bylaws do not change this statutory rule.	ProPhase-DE’s certificate of incorporation and bylaws will not change this statutory rule.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
Interested Party Transactions	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if: (i) the director’s interest in the contract or transaction is known to the board or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s), (ii) the fact of the common interest is not known to the interested director(s) at the time the transaction is brought before the board, or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved.	Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true:

  (i)

the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum);

  (ii)

the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or

(iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.
Special Meetings of Stockholders	Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire Board, any two directors, or the president of the corporation may call a special meeting of the stockholders.	Delaware law permits special meetings of stockholders to be called by the Board or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.
	ProPhase-NV’s bylaws provide that special meetings of the stockholders may be called only by the Chairman of the Board or by a resolution adopted by a majority of the whole Board.	ProPhase-DE’s certificate and bylaws will provide that special meetings of the stockholders may be called only by the Chairman of the Board or by the Board.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
Failure to Hold an Annual Meeting	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15% of the corporation’s voting power.	Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.
Cumulative Voting	Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Nevada law permits cumulative voting in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.	A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.
	ProPhase-NV does not have a provision granting cumulative voting rights in the election of its directors in its articles of incorporation or bylaws.	ProPhase-DE’s certificate of incorporation and bylaws will not have a provision granting cumulative voting rights in the election of its directors.
Vacancies	All vacancies on the Board of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.	All vacancies on the Board of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.
	ProPhase-NV’s bylaws provide that any vacancies may be filled by a majority vote of the remaining directors.	ProPhase-DE’s bylaws will provide that any vacancies may be filled by a majority of the remaining directors.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
Stockholder Voting Provisions	Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.	Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
	Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.	Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.
	ProPhase-NV’s articles and bylaws do not change these statutory rules.	ProPhase-DE’s certificate of incorporation and bylaws will not change these statutory rules.
Stockholder Action by Written Consent	Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least a majority of the voting power consent to the action in writing.	Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize such action at a meeting provide written consent. Delaware law also requires the corporation to give prompt notice of corporate action taken without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
	ProPhase-NV’s bylaws provide that any action required or permitted to be taken by the stockholders must be taken at a meeting and not by written consent.	ProPhase-DE’s bylaws will provide that any action required or permitted to be taken by the stockholders must be taken at a meeting and not by written consent.
Stockholder Vote for Mergers and Other Corporate Reorganizations	In general, Nevada requires authorization by an absolute majority of the voting power of the stockholders as well as approval by the Board, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued or issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of participating shares outstanding immediately before the merger.	In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the Board, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.
	ProPhase-NV’s articles and bylaws do not change these statutory rules.	ProPhase-DE’s certificate of incorporation and bylaws will not change these statutory rules.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
Advance Notice of Stockholder Proposals	Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.	Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals. ProPhase-DE’s bylaws will contain substantially the same advance notice provisions as ProPhase-NV.
ProPhase-NV’s bylaws provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary at the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.	ProPhase-DE’s bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary at the Company’s principal executive offices not less than ninety
(90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.
	Additionally, there are specific disclosure requirements which much be set forth in a stockholder’s notice regarding nominees for directors.	Additionally, there are specific disclosure requirements which must be set forth in a stockholder’s notice regarding nominees for directors.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
Amendments to the Articles of Incorporation or Certificate of Incorporation	To approve any amendment to the articles of incorporation, Nevada law requires the adoption of a resolution by the Board followed by the affirmative vote of the stockholders holding shares in the corporation entitling them to vote at least a majority of the voting power, at a meeting of shareholders following notice thereof, unless a greater percentage vote is required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.	Under the DGCL, amendments to the certificate of incorporation generally require that the Board adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders. Unless otherwise provided in the certificate of incorporation, an amendment to the certificate of incorporation requires the affirmative vote of the holders of outstanding shares entitled to vote thereon. If any amendment would alter or change the rights of a class of stock without voting rights, the vote of the holders of the majority of all outstanding shares of such class, voting as a separate class, is required for such amendment.
Amendments to the Bylaws	Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the Board may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.	Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the Board, although the power vested in the stockholders is not divested or limited where the Board also has such power.
	ProPhase-NV’s articles of incorporation do not confer exclusive authority to the board of directors to amend the bylaws. ProPhase-NV’s bylaws provide that the Board shall have the power to adopt, amend and repeal the bylaws subject to the right of the stockholders entitled to vote by law with respect thereto to amend or repeal such Bylaws.	ProPhase-DE’s certificate of incorporation empowers the Board to amend the bylaws. ProPhase-DE’s bylaws may be amended by the vote of a majority of the Board, or by the vote of stockholders holding a 66 2/3% of the outstanding shares entitled to vote.
ANTI-TAKEOVER PROVISIONS
Rights Agreements	Under Nevada law, stockholder rights agreements have been upheld and reviewed under the business judgment rule. The NRS provides that the adoption of a stockholder rights agreement generally to be reviewed under the business judgment rule.	While Delaware law does not include a statutory provision expressly validating stockholder rights agreements, such plans have generally been upheld by decisions of courts applying Delaware law and have been reviewed under the “Unocal” standard, requiring directors (1) have reasonable grounds to believe that a threat to corporate policy and effectiveness exists; and (2) the action taken by directors must be reasonable in relation to that threat.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
	Under ProPhase-NV’s Rights Plan, each holder of Common Stock received one common share purchase right, which is not exercisable until a person becomes an Acquiring Person as defined in the Rights Plan and triggers the Rights Plan.	The Rights Plan will continue as the Rights Plan of ProPhase-DE, with the same terms and conditions.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
Business Combinations	The NRS generally prohibits a Nevada corporation with 200 or more stockholders of record from engaging in a combination, referred to as a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder, with an Interested Stockholder referred to generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares, for a period of two years following the date that such person became an Interested Stockholder unless the board of directors of the corporation approved in advance either the combination or the transaction that resulted in the stockholder’s becoming an Interested Stockholder. If this approval is not obtained, a combination may be consummated during the two year period if: (a) the combination is approved by the board of directors and (b) at or after that time, the combination is approved at an annual or special meeting of the stockholders, and not by consent, by the affirmative vote of the holders of stock representing 60 percent of the outstanding voting power not beneficially owned by the Interested Stockholders. If this approval is not obtained, the combination may be consummated after the two year period expires if it meets all requirements of the articles of incorporation and if either:

	(a) (1) the board of directors of the corporation approved the combination before the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than two years after the date the Interested Stockholder became such; or	Under the Delaware business combination statute, a corporation is prohibited from engaging in any business combination with an interested stockholder who, together with its affiliates or associates, owns, or who is an affiliate or associate of the corporation and within a three-year period did own, 15% or more of the corporation’s voting stock for a three year period following the time the stockholder became an interested stockholder, unless:

  •

prior to the time the stockholder became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

  •

the interested stockholder owned at least 85% of the voting stock of the corporation, excluding specified shares, upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder; or

  •

at or subsequent to the time the stockholder became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized by the affirmative vote, at an annual or special meeting and not by written consent, of at least 66 2/3% of the outstanding voting shares of the corporation, excluding shares held by that interested stockholder.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
	(b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common stock and holders of any other class or series of shares meets the minimum requirements set forth in NRS Sections 78.441 through 78.443, and prior to the consummation of the combination, except in limited circumstances, the Interested Stockholder would not have become the beneficial owner of additional voting shares of the corporation.	A business combination generally includes:
• mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested stockholder;
• specified transactions resulting in the issuance or transfer to an interested stockholder of any capital stock of the corporation or its subsidiaries; and
• other transactions resulting in a disproportionate financial benefit to an interested stockholder.
	A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these sections of the NRS, if such amendment is approved by the affirmative vote of a majority of the voting power of the disinterested shares entitled to vote; provided, however, such vote by disinterested shareholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder who became an Interested Stockholder before the effective date of the amendment.	The provisions of the Delaware business combination statute do not apply to a corporation if, subject to certain requirements, the certificate of incorporation or bylaws of the corporation contain a provision expressly electing not to be governed by the provisions of the statute or the corporation does not have voting stock listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association or held of record by more than 2,000 stockholders.
	Because ProPhase-NV has not adopted a provision in its articles of incorporation in which it elects not to be governed by the sections of the NRS relating to business combinations, the statute applies to combinations involving ProPhase-NV.	ProPhase-DE will not have any provision in its certificate of incorporation to “opt out” of the Delaware business combination statute.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
Control Share Acquisitions	The NRS limits the voting rights accorded shares acquired in an acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses, and that does business in Nevada directly or indirectly through an affiliated corporation. Pursuant to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the voting power of the corporation excluding those shares as to which the interested stockholder exercises voting rights at a special or annual meeting of the stockholders. For this purpose, an interested stockholder is an acquiring person, an officer or director of the corporation, or an employee of the corporation. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

Under the NRS, a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise
(1) one-fifth or more but less than
one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person (i) acquires or offers to acquire in an acquisition and (ii) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as “control shares.”
The DGCL does not contain a control share acquisition provision.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
The control share provisions of the NRS do not apply if the corporation opts out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY
Indemnification	A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138, or if he acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not oppposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent	Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation), by reason of service in that capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.
	ProPhase-NV’s articles and bylaws provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.	ProPhase-DE’s certificate of incorporation and bylaws will provide that the Company shall indemnify its past, present and future directors and executive officers to the fullest extent not prohibited by the DGCL.
Advancement of Expenses	Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.	Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
ProPhase-DE’s certificate of incorporation and bylaws will allow for the advancement of expenses; provided that, if required, an advancement of such expenses shall only be made upon an undertaking by the indemnified party to promptly repay any amounts determined to be not indemnifiable.
Limitation on Personal Liability of Directors	The NRS provides for more expansive elimination of liability than Delaware law. Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware, Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.	A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.
	ProPhase-NV’s articles of incorporation provide for elimination of director liability to the fullest extent permitted by the NRS.	ProPhase-DE’s certificate of incorporation will provide for elimination of director liability to the fullest extent permitted by the DGCL.
Forum Selection Bylaws	ProPhase-NV’s articles of incorporation and bylaws did not include a forum selection provision.	ProPhase-DE’s bylaws will include a provision whereby the Court of Chancery in Delaware shall be the exclusive forum for any of the following: any derivative action on behalf of ProPhase-DE, any action asserting a claim of breach of fiduciary duty of any of ProPhase-DE’s directors or officers, any action asserting a claim pursuant to the DGCL, ProPhase-DE’s certificate of incorporation or ProPhase-DE’s bylaws, or any action asserting a claim governed by the internal affairs doctrine.

Delaware courts have upheld such forum selection provisions, particularly where the challenging stockholders failed to demonstrate that it would be unreasonable, unjust, or inequitable to enforce such a provision.

Provision	ProPhase-NV (Nevada law)	ProPhase-DE (Delaware law)
DIVIDENDS
Declaration and Payment of Dividends	Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.	Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.
	ProPhase-NV’s bylaws to not change these statutory rules.	ProPhase-DE’s bylaws will not change these statutory rules.

Dissenters’ Rights

Holders of record of shares of the Company’s Common Stock who do not vote in favor of the Reincorporation or consent thereto in writing will not be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 – 92A.500 of the NRS.

Accounting Treatment of the Reincorporation

The Reincorporation has no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of ProPhase-NV previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of ProPhase-DE.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the articles of conversion with the Secretary of State of Nevada and the filing of the certificate of incorporation and the certificate of conversion with the Secretary of State of Delaware, and a subsequent notice filing with NASDAQ.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax. After the Reincorporation is consummated, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following is a discussion of the material U.S. federal income tax consequences of the Reincorporation to U.S. holders (as defined below) of Company Common Stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based upon current provisions of the Internal

Revenue Code of 1986, as amended (the “Code”), current and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, dealers in securities, persons holding shares of the Company’s Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, persons subject to the alternative minimum tax, foreign persons, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (or investors therein) and persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation. No ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the U.S. federal income tax consequences described below will not be challenged by the IRS or, if challenged, will be upheld by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Company’s Common Stock, that is, for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation or other entity treated as a corporation for U.S. federal income tax purposes created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of the Company’s Common Stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of Company’s Common Stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

The Company believes that the Reincorporation will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and subject to the qualifications and assumptions set forth herein:

•	U.S. holders of Company common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation;
•	the aggregate tax basis of the shares of ProPhase-DE common stock deemed received in the Reincorporation will be equal to the aggregate tax basis of the shares of ProPhase-NV common stock converted therefor;
•	the holding period of the shares of ProPhase-DE common stock deemed received in the Reincorporation will include the holding period of the shares of ProPhase-NV common stock converted therefor; and
•	no gain or loss will be recognized by the Company as a result of the consummation of the Reincorporation.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOT SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REINCORPORATION. ALL HOLDERS OF THE COMPANY

COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, FOREIGN AND OTHER TAX LAWS.

Required Vote

The affirmative vote of holders of record of not less than a majority of the outstanding shares of common stock on the record date is required for approval of the proposed change in the Company’s state of incorporation from Nevada to Delaware. Because the affirmative vote of a majority of our outstanding shares is required to approve this proposal, broker non-votes and abstentions have the same effect as a vote against this proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM NEVADA TO DELAWARE.

PROPOSAL 4 — ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

Stockholders are being asked to grant authority to proxy holders to vote in favor of one or more adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals. If this proposal is approved, the meeting could be adjourned to a future date. Our bylaws state that if less than a majority of the outstanding shares are represented at a meeting, a majority of the shares represented may adjourn the meeting from time to time without further notice. Accordingly, a vote on adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals may be taken in the absence of a quorum. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if the adoption of each of the foregoing proposals is approved at the meeting. If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Required Vote

The approval of authority to adjourn the meeting requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADJOURNMENTS OF THE MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE MEETING TO ADOPT ONE OR MORE OF THE FOREGOING PROPOSALS.

OTHER INFORMATION

Attending the Annual Meeting

The Annual Meeting will take place at the offices of Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, New York 10022, on June 16, 2015, at 4:00 p.m., Eastern Time. This location is in Manhattan at the intersection of Lexington Avenue and 53rd Street. If you have questions about attending the Annual Meeting, please contact Investor Relations by phone at (215) 345-0919.

Stockholder Proposals

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

Other than a proposal made pursuant to Rule 14a-8, each stockholder making a proposal must provide, (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such person, except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

Other than with respect to a proposal made pursuant to Rule 14a-8, as to each item of business that the stockholder proposes to bring before the annual meeting, such stockholder must provide (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of the stockholder, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the proposing stockholders or (y) between or among any proposing stockholder and any other record or beneficial holder of the shares of any class or series of the Company (including their names) in connection with the proposal of such business by such stockholder.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder proposals is available to stockholders from the Secretary of the Company upon written request and an electronic copy of which is available at the SEC’s website located at www.sec.gov. For business or nominations intended to be brought to the 2016 Annual Meeting of Stockholders, the notice deadline is prior to February 19, 2016 but not earlier than January 20, 2016. Stockholder proposals or director nominations submitted after this date may not be presented at the 2016 Annual Meeting of Stockholders.

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2016 Annual Meeting of Stockholders must submit such proposals to the Company by January 12, 2016. Please address such proposals to: Secretary, ProPhase Labs, Inc., 621 N. Shady Retreat Road, Doylestown, PA 18901.

Expenses and Solicitation

All expenses in connection with this solicitation will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

Householding of Proxy Materials

In some cases, only one copy of this Proxy Statement and our 2014 Annual Report is being delivered to multiple stockholders sharing an address. However, this delivery method, called “householding,” is not being used if the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our 2014 Annual Report to a stockholder at a shared address to which a single copy of the documents were delivered. To obtain a separate copy of our Proxy Statement and our 2014 Annual Report, send such request Robert V. Cuddihy, Jr., Chief Operating Officer, at our offices located at 621 N. Shady Retreat Road, Doylestown, Pennsylvania 18901.

Other Business

The Board knows of no business that will be presented for consideration at the meeting other than those items stated above. If any other business should come before the Annual Meeting, votes may be cast pursuant to Proxies in respect to any such business in the best judgment of the person or persons acting under the Proxies. The final results of the balloting at the 2015 Annual Meeting will appear in the Company’s Current Report on Form 8-K within four business days of the meeting.

This Proxy Statement and the Company’s 2014 Annual Report are available online at: http://www.astportal.com/ast/07814

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your Proxy or voting instructions by mail. Please see the instructions on the Proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

PLAN OF CONVERSION

THIS PLAN OF CONVERSION (this “Plan”) is adopted this [•] day of [June], 2015, by ProPhase Labs, Inc., a Nevada corporation (“ProPhase-NV” or the “Company”), for the purpose of converting ProPhase-NV into a Delaware corporation to be known as ProPhase Labs, Inc. (the “Resulting Entity”), in accordance with the provisions of the Nevada Revised Statutes and the Delaware General Corporation Law (the “Conversion”).

RECITALS

WHEREAS, the Board of Directors and stockholders of ProPhase-NV have approved the Conversion;

WHEREAS, in order to effect the Conversion, ProPhase-NV has adopted this Plan for the purpose of setting forth the manner and terms on which ProPhase-NV will continue its existence under the laws of the State of Delaware, including, without limitation, the method for effecting the Conversion and the manner and basis for converting ProPhase-NV’s outstanding shares of stock into outstanding shares of stock of the Resulting Entity; and

WHEREAS, for U.S. federal income tax purposes, it is intended that the Conversion qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations promulgated thereunder.

NOW, THEREFORE, BE IT KNOWN, that:

Section 1. Conversion.  The name of the converting entity is ProPhase Labs, Inc. At the Effective Time (as defined below), ProPhase-NV shall be converted into a Delaware corporation under the name ProPhase Labs, Inc.

Section 2. Effective Time.  Provided that this Plan has not been terminated or deferred pursuant to Section 12 hereof, or unless another date and time is specified, the Conversion of ProPhase-NV into the Resulting Entity shall be effective (the “Effective Time”) upon: (a) the filing of a duly executed Articles of Conversion with the Secretary of State of the State of Nevada; and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion, and (ii) a duly executed Certificate of Incorporation of the Resulting Entity in the form specified below.

Section 3. Effect of Conversion.

(a) At the Effective Time, ProPhase-NV shall continue its existence in the organizational form of the Resulting Entity. At the Effective Time, the Resulting Entity shall be formed as a corporation existing under the laws of the State of Delaware. Following the Conversion, the Resulting Entity shall, for all purposes of the laws of the State of Delaware and Nevada, be deemed to be the same entity as ProPhase-NV. At the Effective Time, all of the rights, privileges and powers of ProPhase-NV, and all property, real, personal and mixed, and all debts due to ProPhase-NV, as well as all other things and causes of action belonging to ProPhase-NV, shall remain vested in the Resulting Entity and shall be the property of the Resulting Entity and the title to any real property vested by deed or otherwise in ProPhase-NV shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of ProPhase-NV shall be preserved unimpaired, and all debts, liabilities and duties of ProPhase-NV shall remain attached to the Resulting Entity, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of ProPhase-NV, as well as the debts, liabilities and duties of ProPhase-NV, shall not be deemed, as a consequence of the conversion, to have been transferred to the Resulting Entity for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of ProPhase-NV incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. ProPhase-NV shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of ProPhase-NV and shall constitute a continuation of the existence of Nevada in the form of a Delaware corporation.

(b) ProPhase-NV intends for the Conversion to constitute a reorganization qualifying under Section 368(a) of the Code and the Treasury regulations promulgated thereunder.

Section 4. Governance and Other Matters Related to the Resulting Entity.

(a) Certificate of Incorporation.  At the Effective Time, the Certificate of Incorporation of the Resulting Entity shall be as set forth in Exhibit A attached hereto (the “Certificate of Incorporation”) and shall be filed with the Secretary of State of the State of Delaware.

(b) Bylaws.  At the Effective Time, the Bylaws of the Resulting Entity shall be as set forth in Exhibit B attached hereto (the “Bylaws”), and shall be adopted as such by the board of directors of the Resulting Entity. Thereafter, the Bylaws may be amended by the board of directors or the stockholders of the Resulting Entity as provided in the Bylaws and the Certificate of Incorporation, as applicable.

(c) Directors and Officers.  At the Effective Time, all directors and officers of ProPhase-NV immediately prior to the Effective Time shall become directors and officers, of the Resulting Entity, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, the Resulting Entity and its board of directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

Section 5. Effect of the Conversion on the Stock of ProPhase-NV.  At the Effective Time, each one (1) outstanding share of ProPhase-NV shall, without any action of the part of the holder thereof, be converted into a like class of one (1) validly issued, fully paid, and nonassessable share of the Resulting Entity. Following the Effective Time, all shares of ProPhase-NV stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of ProPhase-NV stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

Section 6. Stock Certificates.  From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of ProPhase-NV capital stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Resulting Entity capital stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Resulting Entity or its transfer agent of any such outstanding stock certificate shall, until such certificate is surrendered for transfer or conversion or otherwise accounted for to the Resulting Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Resulting Entity evidenced by such outstanding certificate as provided above.

Section 7. Employee Benefit and Compensation Plans.  At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which ProPhase-NV is then a party shall be automatically assumed by, and continue to be the plan of, the Resulting Entity, without further action by ProPhase-NV or the Resulting Entity or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, shares of ProPhase-NV’s capital stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, shares of the Resulting Entity’s capital stock.

Section 8. Filings, Licenses, Permits, Titled Property, Etc.  As necessary, following the Effective Time, the Resulting Entity shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of ProPhase-NV which was titled or registered in the name of ProPhase-NV shall be re-titled or re-registered, as applicable, in the name of the Resulting Entity by appropriate filings or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

Section 9. Further Assurances.  If, at any time after the Effective Time, the Resulting Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of ProPhase-NV, or to otherwise carry out the purposes of this Plan, the Resulting Entity and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of ProPhase-NV, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of ProPhase-NV, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of ProPhase-NV, or to otherwise carry out the purposes of this Plan and the Conversion.

Section 10. Implementation and Interpretation; Termination and Amendment.  This Plan shall be implemented and interpreted, prior to the Effective Time, by the board of directors of ProPhase-NV and, upon the Effective Time, by the board of directors of the Resulting Entity, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of ProPhase-NV or the Resulting Entity, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

Section 11. Amendment.  This Plan may be amended or modified by the board of directors of ProPhase-NV at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the stockholders of ProPhase-NV, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the Delaware General Corporation Law, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of ProPhase-NV.

Section 12. Termination or Deferral.  At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the board of directors of ProPhase-NV, notwithstanding the approval of this Plan by the stockholders of ProPhase-NV, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the board of directors of ProPhase-NV, such action would be in the best interest of ProPhase-NV and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of ProPhase-NV, its board of directors or stockholders with respect thereto.

Section 13. Third Party Beneficiaries.  This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

Section 14. Severability.  Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of Page Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized representative as of the date first written above.

PROPHASE LABS, INC.,
a Nevada corporation

By:	Name: Ted Karkus Title: Chairman and Chief Executive Officer

PROPHASE LABS, INC.,
a Delaware corporation

By:	Name: Ted Karkus Title: Chairman and Chief Executive Officer

140304

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion
(PURSUANT TO NRS 92A.205)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

PLEASE NOTE: The charter document for the resulting entity *must* be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

ProPhase Labs, Inc.
Name of constituent entity

Nevada
Jurisdiction

Corporation
Entity type *

and,

ProPhase Labs, Inc.
Name of resulting entity

Delaware
Jurisdiction

Corporation
Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☒ **The entire plan of conversion is attached to these articles.**

☐ **The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.**

☐ **The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.**

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 1
Revised: 1-5-15

B-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn: ProPhase Labs, Inc.

c/o: United Corporate Services, Inc.
874 Walker Road
Suite C
Dover, DE 19904

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: **Time:**

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

ProPhase Labs, Inc.

Name of *constituent* entity

X

Signature

Chief Financial Officer
Chief Operating Officer

Title **Date**

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 2
Revised: 1-5-15

B-2

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.) The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

2.) The jurisdiction immediately prior to filing this Certificate is Nevada.

3.) The date the Non-Delaware Corporation first formed is 8/24/1989.

4.) The name of the Non-Delaware Corporation immediately prior to filing this Certificate is ProPhase Labs, Inc..

6.) This Certificate shall become effective on [_______].

NOTE: effective date cannot be greater than 90 days after filing.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the __________ day of ________________, A.D. 2015.

By: ____________________________

Name: Robert V. Cuddihy
Print or Type

Title: CFO and COO
Print or Type

C-1

CERTIFICATE OF INCORPORATION

OF

PROPHASE LABS, INC.

1. NAME.  The name of the Corporation is PROPHASE LABS, INC. (the “Corporation”).

2. ADDRESS.  The address of the Corporation’s registered office in the State of Delaware is 874 Walker Road, Suite C, Dover, DE 19904. The name of its registered agent at such address is United Corporate Services, Inc.

3. PURPOSE.  The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

4. CAPITAL STOCK.

A. Authorized Shares.  The total number of shares of all classes of stock that the Corporation is authorized to issue is 51,000,000 defined as follows: 50,000,000 shares of Common Stock, with a par value of $.0005 per share, and 1,000,000 shares of Preferred Stock, with a par value of $.0005 per share.

B. Blank-Check Preferred Stock.   The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

5. BOARD OF DIRECTORS.

A. Number.  The number of directors of the Corporation shall be fixed from time to time by the Bylaws and the number may be increased or decreased as therein provided. In case of any increase in the number of directors, the additional directors shall be elected as provided by the Bylaws by the directors or by the stockholders at an annual or special meeting. In case of any vacancy in the Board of Directors for any cause, the remaining Directors, by affirmative vote of a majority of the whole Board of Directors, may elect a successor to hold office for the unexpired term of the Director whose place is vacant and until the election of his successor.

B. Powers.  The Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

C. Elections.  Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

6. AMENDMENTS.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

7. LIABILITY OF DIRECTORS.

A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit.

D-1

B. If the Delaware General Corporation Law is hereafter amended or supplemented to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of a director to the Corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended or supplemented from time to time.

C. Any repeal or modification of this Article shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

8. INDEMNIFICATION.

A. The Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law, as the same may be amended or supplemented from time to time, indemnify any and all past, present and future directors and officers of the Corporation, and any other persons to which the DGCL permits this Corporation to provide indemnification (“Indemnified Persons”), from and against any and all costs, expenses (including attorneys’ fees), damages, judgments, penalties, fines, punitive damages, excise taxes assessed with respect to an employee benefit plan and amounts paid in settlement in connection with any action, suit or proceeding, whether by or in the right of the Corporation, a class of its security holders or otherwise, in which the director or officer may be involved as a party or otherwise, by reason of the fact that such person was serving as a director, officer, employee or agent of the Corporation, including service with respect to an employee benefit plan.

B. The Corporation is authorized to provide for the advancement of expenses to such Indemnified Persons as set forth in the Bylaws.

C. The right of indemnification provided in this Article shall not be exclusive, and shall be in addition to any rights to which any person may otherwise be entitled by law, under the Bylaws of the Corporation, or under any agreement, vote of stockholders or directors, or otherwise.

D. Any repeal or modification of this Article shall be prospective only, and shall not adversely affect the rights of any person referred to in this Article for or with respect to acts or omissions occurring prior to such repeal or modification.

9. INCORPORATOR.  The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address
Robert V. Cuddihy Jr.	621 N. Shady Retreat Road, Doylestown, PA 18901

I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and, accordingly, have hereunto set my hands this [  ] day of June, 2015.

Robert V. Cuddihy Jr., Sole Incorporator

D-2

BYLAWS

OF

PROPHASE LABS, INC.

(           , 2015)

ARTICLE I — OFFICES

Section 1. The registered office of Prophase Labs, Inc. (the “Corporation”) in the State of Delaware is 874 Walker Road, Suite C, Dover, DE 19904. The name of its registered agent at such address is United Corporate Services, Inc.

Section 2. The Corporation may have such offices within or without the State of Delaware as the Board of Directors may designate or as the business of the Corporation may require from time to time.

ARTICLE II — STOCKHOLDERS

Section 1. ANNUAL MEETING:  The annual meeting of stockholders shall be held each year on a date and a time designated by the Board of Directors. At each annual meeting directors shall be elected and any other proper business may be transacted.

Section 2. SPECIAL MEETINGS:  Special meetings of the stockholders may be called at any time by (a) the Chairman or (b) the Board of Directors pursuant to a resolution approved by a majority of the whole Board of Directors. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice to stockholders.

Section 3. PLACE OF MEETING:  The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors.

Section 4. NOTICE OF MEETING:  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of any such meeting shall be given which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice shall, unless otherwise prescribed by statute, be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

Section 5. NOTICE BY ELECTRONIC TRANSMISSION:

Any notice to stockholder given by the Corporation pursuant to any provision of these Bylaws, the Exchange Act (as defined in Article 1.15(a) below) or the Certificate of Incorporation is effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. The consent is revocable by the stockholder by written notice to the Corporation. The consent is revoked if:

(a) The Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the consent; and

(b) The inability to deliver by electronic transmission becomes known to the secretary, assistant secretary, transfer agent or other agent of the Corporation responsible for the giving of notice. However, the inadvertent failure to treat the inability to deliver notice by electronic transmission as a revocation does not invalidate any meeting or other action.

Notice given pursuant to this Article 1.5 shall be deemed given if:

(a) By facsimile machine, when directed to a number at which the stockholder has consented to receive notice;

(b) By electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(c) By posting on an electronic network together with separate notice to the stockholder of the specific posting, upon the later of:

(1) Such posting; and

(2) The giving of the separate notice; and

(d) By any other form of electronic transmission, when directed to the stockholder.

As used in this Article 1.5, “electronic transmission” means any form of communication not directly involving the physical transmission of paper that:

(a) Creates a record that may be retained, retrieved and reviewed by the recipient of the communication; and

(b) May be directly reproduced in paper form by the recipient through an automated process.

Section 6. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE:  For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days, and, in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. But payment or allotment of dividends may not be made more than sixty days after the date on which the resolution is adopted. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Article 2.6, such determination shall apply to any adjournment thereof regardless of its length except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

Section 7. BOOKS AND ACCOUNTS:  This Corporation shall keep and maintain at its principal office in this State:

(a) A certified copy of its Certificate of Incorporation, and all amendments thereto.

(b) A certified copy of its Bylaws, and all amendments thereto.

(c) A stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the Corporation, showing their places of residence, if known, and the number of shares held by them respectively; or

(d) In lieu of the stock ledger or duplication stock ledger specified in paragraph (c), a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete post office address, including street and number, if any, where such stock ledger or duplicate stock ledger specified in this Article 1.7 is kept.

Section 8. QUORUM:  A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 9. PROXIES:  At any meeting of stockholders, a stockholder may vote in person or by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Proxies for use at any meeting of stockholders shall be in writing and filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions touching upon the qualification of voters, the validity of the proxies and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the Chairman, in which event such inspector or inspectors shall decide all such questions.

A proxy shall not be valid after six months from the date of its execution, unless coupled with an interest, but no proxy shall be valid after seven years from the date of its execution, unless renewed or extended at any time before its expiration.

Section 10. VOTING AND ELECTIONS:  Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall have one vote for each share of stock entitled to vote which is registered in his name on the record date for the meeting.

Section 11. VOTING OF SHARES BY CERTAIN HOLDERS:  Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws or a resolution of the board of directors of such corporation may prescribe, and a certified copy of the by-law or resolution is presented at the meeting.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of shares into his name. A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

Section 12. VOTING TRUST:  A stockholder, by agreement in writing, may transfer his stock to a voting trustee or trustees for the purpose of conferring the right to vote thereon for a period not exceeding 15 years upon the terms and conditions therein stated. The certificates of stock so transferred shall be surrendered and canceled and new certificates therefor issued to such trustee or trustees in which it shall appear that they are issued pursuant to such agreement, and in the entry of such ownership in the proper books of such corporation that fact shall also be noted, and thereupon such trustee or trustees may vote upon the stock so transferred during the terms of such agreement. A duplicate of every such agreement shall be filed in the principal office of the corporation and at all times during such terms be open to inspection by any stockholder or his attorney.

Section 13. ACTION WITHOUT MEETING:  Any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

Section 14. NOMINATION OF DIRECTORS:

(a) Nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, or (ii) by a stockholder who (A) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Article 2.14 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Article 2.14 as to such nomination. The foregoing clause (ii)

shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting.

(b) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the stockholder must (i) provide Timely Notice (as defined in Article 2.15) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Article 2.14. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Article 2.14. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if such special meeting is announced later than the ninetieth day prior to the date of such special meeting, the tenth (10th) day following the day on which public disclosure (as defined in Article 2.15) of the date of such special meeting was first made. In no event shall any adjournment of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(c) To be in proper form for purposes of this Article 2.14, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Article 2.15(c)(i), except that for purposes of this Article 2.14 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Article 2.15(c)(i));

(ii) As to each Nominating Person, any Disclosable Interests (as defined in Article 2.15(c)(ii), except that for purposes of this Article 2.14 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Article 2.15(c)(ii) and the disclosure in clause (L) of Article 2.15(c)(ii) shall be made with respect to the election of directors at the meeting);

(iii) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Article 2.14 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Article 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in Article 2.15(c)), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (D) a completed and signed questionnaire, representation and agreement as provided in Article 2.14(f); and

(iv) The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s corporate governance guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

For purposes of this Article 2.14, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.

(d) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Article 2.14 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(e) Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Article 2.14. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Article 2.14, and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded.

(f) To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Article 2.14) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in form provided by the Secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the Corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(g) In addition to the requirements of this Article 2.14 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

Section 15. NOTICE OF BUSINESS AT ANNUAL MEETINGS:

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the Corporation and specified in the notice of meeting given by or at the direction of the Board of Directors, (ii) brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder who (A) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Article 2.15 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Article 2.15 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders, and the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting. Stockholders seeking to nominate persons for election to the Board must comply with Article 2.14 and this Article 2.15 shall not be applicable to nominations except as expressly provided in Article 2.14.

(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Article 2.15. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if such special meeting is announced later than the ninetieth day prior to the date of such special meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c) To be in proper form for purposes of this Article 2.15, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Persons, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (i) and (ii) are referred to as “Stockholder Information”);

(ii) As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Article 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (E) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any, (F)(x) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (G) any significant equity interests or any Synthetic Equity Interests or Short Interests in any principal competitor of the Corporation held by such Proposing Persons (H) any direct or indirect interest of such Proposing Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (I) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (J) any material transaction occurring during the prior twelve months between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (K) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names), and (L) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Article 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (L) are referred to as

“Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

(iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names) in connection with the proposal of such business by such stockholder.

For purposes of this Article 2.15, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below).

A person shall be deemed to be “Acting in Concert” with another person for purposes of these Bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Article 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

(d) A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Article 2.15 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(e) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with this Article 2.15. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Article 2.15, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(f) This Article 2.15 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. In addition to the requirements of this Article 2.15 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Article 2.15 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(g) For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Articles 13, 14 or 15(d) of the Exchange Act.

Section 16. CONDUCT OF MEETINGS:

(a) Meetings of stockholders shall be presided over by the Chairman or in the Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence by the President (if the President shall be a different individual than the Chief Executive Officer), or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b) The Board of Directors of the Corporation may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the Corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following:  (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(c) The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

(d) In advance of any meeting of stockholders, the Board of Directors, the Chairman or the Chief Executive Officer shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

ARTICLE III — DIRECTORS

Section 1. NUMBER AND TERM.  The business of this Corporation shall be managed by a Board of Directors which shall consist of not less than three (3) directors nor more than nine (9) directors, who need not be residents of the State of Delaware or stockholders of the Corporation. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, which number shall initially be six (6).

Section 2. REGULAR MEETINGS:  Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the stockholders. Notice of such meeting shall not be required. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held next after the annual meeting of stockholders, the Board of Directors shall proceed to the election of the officers of the Corporation. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required.

Section 3. SPECIAL MEETINGS:  Special meetings of the Board of Directors may be called by the Chairman of the Board, or on the written request of any two directors, by the Secretary, in each case on at least twenty-four (24) hours personal, written, telegraphic, cable or wireless notice to each director. Such notice, or any waiver thereof pursuant to Article 3.4 hereof, need not state the purpose or purposes of such meeting, except as may otherwise be required by law or provided for in the Certificate of Incorporation or these Bylaws. If the day or date, time and place of a meeting of the Board of Directors has been announced at a previous meeting of the board, no notice is required. Notice of an adjourned meeting of the Board of Directors need not be given other than by announcement at the meeting at which adjournment is taken.

Section 4. NOTICE WAIVER:  Notice of any meeting of the Board of Directors may be waived by any director either before, at or after such meeting orally or in a writing signed by such director. A director, by his or her attendance at any meeting of the Board of Directors, shall be deemed to have waived notice of such meeting, except where the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not participate thereafter in the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 5. QUORUM AND MANNER OF ACTING:  Unless otherwise provided in the Certificate of Incorporation, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business of the Board of Directors and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 6. NEWLY CREATED DIRECTORSHIPS.  A directorship to be filled by reason of any increase in the number of directors may be filled (i) by election at an annual or special meeting of stockholders called for that purpose or (ii) by the Board of Directors for a term of office continuing only until the next election of one or more directors by the stockholders.

Section 7. VACANCIES IN THE BOARD OF DIRECTORS.  Any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 8. REMOVAL OF DIRECTORS.  Any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 9. ACTION WITHOUT A MEETING; TELEPHONE CONFERENCE MEETING:  Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee designated by the Board of Directors, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, either originally or in counterparts, consent thereto in writing. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation, subject to the requirement for notice of meetings, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in a meeting of such Board of Directors or committee, as the case may be, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 10. EXECUTIVE AND OTHER COMMITTEES:

(a) The Board of Directors, by resolution adopted by a majority of the number of directors then in office may designate from among its members an executive committee and one or more other committees, each consisting of two or more directors, and each of which, to the extent provided in the resolution or in the charter or these Bylaws shall have and may exercise all of the authority of the Board of Directors except the power to:

(i) Declare dividends or distributions on stock;

(ii) Issue stock other than as provided in subsection (b) of this Article.

(iii) Recommend to the stockholders any action which requires stockholder approving, including, but not limited to, adopting an agreement of merger or consolidation, the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, a dissolution of the Corporation or a revocation of a dissolution of the Corporation; or

(iv) Amend the Certificate of Incorporation or the Bylaws.

(b) If the Board of Directors has given general authorization for the issuance of stock, a committee of the Board, in accordance with a general formula or method specified by the board by resolution or by adoption of a stock option or other plan, may fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors under the Delaware General Corporation Law.

(c) The appointment of any committee, the delegation of authority to it or action by it under that authority does not constitute of itself, compliance by any director not a member of the committee, with the standard provided by statute for the performance of duties of directors.

(d) Any committee designated pursuant to this Article 3.10 shall choose its own chairman, shall keep regular minutes of its proceedings and report the same to the Board of Directors when requested, shall fix its own rules or procedures, and shall meet at such times and at such place or places as may be provided by such rules, or by resolution of such committee or resolution of the Board of Directors. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution.

(e) The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 11. CHAIRMAN OF THE BOARD:  The Board shall elect from its members a Chairman, which Chairman shall preside at all meetings of the stockholders and the directors. The Chairman shall serve in such capacity until his or her successor is elected by the Board or until his or her earlier resignation or removal from the Board. He or she shall also perform such other duties the Board may assign to him or her from time to time.

Section 12. COMPENSATION:  By resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13. PRESUMPTION OF ASSENT:  A director of the Corporation who is present at a meeting of the board of Directors at which action on any corporate matter is taken unless he shall announce his dissent at the meeting and his dissent is entered in the minutes and he shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

ARTICLE IV — OFFICERS

Section 1. NUMBER, TITLES, AND TERM OF OFFICE:  The officers of the Corporation shall be chosen by the Board of Directors and shall include a Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, President, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Treasurer, a Secretary, and such other officers as the Board of Directors may from time to time elect or appoint. Each officer shall hold office until his successor shall be duly elected and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Any number of offices may be held by the same person, unless the Certificate of Incorporation provides otherwise. Except for the Chairman of the Board, if any, no officers need be a director.

Section 2. SALARIES:  The salaries or other compensation of the officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.

Section 3. REMOVAL:  Any officer or agent elected or appointed by the Board of Directors may be removed, either with or without cause, by the vote of a majority of the whole Board of Directors at a special meeting called for the purpose, or at any regular meeting of the Board of Directors, provided the notice for such meeting shall specify that the matter of any such proposed removal will be considered at the meeting but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 4. VACANCIES:  Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

Section 5. CHIEF EXECUTIVE OFFICER:  The Chief Executive Officer shall, in the absence of the Chairman, preside at all meetings of the stockholders. Subject to the control of the Board of Directors and the executive committee (if any), the Chief Executive Officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors.

Section 6. PRESIDENT:  Subject to such supervisory powers, if any, as may be given by the Board to the Chief Executive Officer, the President shall have general supervision, direction, and control of the business and other officers of the corporation. The President shall have the general powers and duties of management usually vested in the office of President of a corporation and shall have such other powers and duties as may be prescribed by the Board or these Bylaws. If, for any reason, the Corporation does not have a Chairman or Chief Executive Officer, or such officers are unable to act, the President shall assume the duties of those officers.

Section 7. CHIEF OPERATING OFFICER:  The Chief Operating Officer shall supervise the operation of the Corporation, subject to the policies and directions of the Board. He or she shall provide for the proper operation of the Corporation and oversee the internal interrelationship amongst any and all departments of the Corporation. He or she shall submit to the Chief Executive Officer, the President, the Chairman and the Board timely reports on the operations of the Corporation.

Section 8. CHIEF FINANCIAL OFFICER:  The Chief Financial Officer shall have general supervision, direction and control of the financial affairs of the Corporation. He or she shall provide for the establishment of internal controls and see that adequate audits are currently and regularly made. He or she shall submit to the Chief Executive Officer, the President, the Chief Operating Officer, the Chairman and the Board timely statements of the accounts of the Corporation and the financial results of the operations thereof. The Chief Financial Officer shall perform such other duties and have such other powers as may be prescribed by the Board or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board and the Chief Executive Officer. In the absence of a named Treasurer, the Chief Financial Officer shall also have the powers and duties of the Treasurer as hereinafter set forth and shall be authorized and empowered to sign as Treasurer in any case where such officer’s signature is required.

Section 9. VICE PRESIDENTS:  In the absence of the President, or in the event of his inability or refusal to act, a Vice President designated by the Board of Directors shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions of the President. In the absence of a designation by the Board of Directors of a Vice President to perform the duties of the President, or in the event of his absence or inability or refusal to act, the Vice President who is present and who is senior in terms of time as a Vice President of the Corporation shall so act. The Vice Presidents shall perform such other duties and have such other powers as the chief executive officer or the Board of Directors may from time to time prescribe.

Section 10. TREASURER:  The Treasurer shall have responsibility for the custody and control of all the funds and securities of the Corporation, and he shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Board of Directors. He shall perform all acts incident to the position of Treasurer, subject to the control of the chief executive officer and the Board of Directors; and he shall, if required by the Board of Directors, give such bond for the faithful discharge of his duties in such form as the Board of Directors may require.

Section 11. ASSISTANT TREASURERS:  Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the chief executive officer or the Board of Directors. The Assistant Treasurers shall exercise the powers of the Treasurer during that officer’s absence or inability or refusal to act.

Section 12. SECRETARY:  The Secretary shall keep the minutes of all meetings of the Board of Directors, committees of directors and the stockholders, in books provided for that purpose; he shall attend to the giving and serving of all notices; he may in the name of the Corporation affix the seal of the Corporation to all contracts of the Corporation and attest the affixation of the seal of the Corporation thereto; he may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; he shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection of any director upon application at the office of the Corporation during business hours; he shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Board of

Directors; and he shall in general perform all acts incident to the office of Secretary, subject to the control of the chief executive officer and the Board of Directors.

Section 13. ASSISTANT SECRETARIES:  Each Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the chief executive officer or the Board of Directors. The Assistant Secretaries shall exercise the powers of the Secretary during that officer’s absence or inability or refusal to act.

ARTICLE V — INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 1. INDEMNIFICATION:  The Corporation shall indemnify and hold harmless, to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (an “indemnitee”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with such action, suit or proceeding if such indemnitee acted in good faith and in a manner such indemnitee reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful; provided, however, that, except as provided in Article 5.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the indemnitee did not act in good faith and in a manner which such indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such conduct was unlawful. The right to indemnification conferred by this Article 5.1 shall vest at the time an individual becomes an indemnitee.

Section 2. RIGHT TO ADVANCEMENT OF EXPENSES:  The right to indemnification conferred in Article 5.1 shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article 5.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Articles 5.1 and 5.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators.

Section 3. RIGHT OF INDEMNITEE TO BRING SUIT:  If a claim under Article 5.1 or 5.2 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to indemnification, or to such advancement of expenses, under this Article 5 or otherwise shall be on the Corporation.

Section 4. NON-EXCLUSIVITY OF RIGHTS:  The rights to indemnification and to the advancement of expenses conferred in this Article 5 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders, or disinterested directors or otherwise.

Section 5. INSURANCE:  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION:  The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article 5 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7. AMENDMENT OR MODIFICATION:  This Article 5 may be altered or amended at any time as provided in these Bylaws, but no such amendment shall have the effect of diminishing the rights of any person who is or was an officer or director as to any acts or omissions taken or omitted to be taken prior to the effective date of such amendment.

ARTICLE VI — CONTRACTS, LOANS, CHECKS AND DEPOSITS

Section 1. CONTRACTS:  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 2. LOANS:  No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 3. CHECKS, DRAFTS, ETC.:  All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 4. DEPOSITS:  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VII — CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1. CERTIFICATES FOR SHARES:  Notwithstanding any other provision in these Bylaws, any or all classes and series of shares of the Corporation, or any part thereof, may be represented by uncertificated shares, except that shares represented by a certificate that is issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof, a written notice containing the information required to be set forth or stated on certificates. The rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class or series shall be identical. If certificates for the shares of the Corporation are issued, each will be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the president or vice president and countersigned by the secretary or an assistant secretary and sealed with the Corporation seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimile signatures if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Corporation or an employee of the Corporation. Each certificate for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificates shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

Section 2. TRANSFER OF SHARES:  Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

ARTICLE VIII — FISCAL YEAR

Section 1. The fiscal year of the Corporation shall be determined by the Board of Directors.

ARTICLE IX — DIVIDENDS

Section 1. The Board of Directors may, from time to time, declare and the Corporation may pay dividends on its outstanding shares in the manner, and upon the terms and conditions provided by law and its Certificate of Incorporation.

ARTICLE X — CORPORATE SEAL

Section 1. The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words, “Corporate Seal,” and “Delaware.”

ARTICLE XI — WAIVER OF NOTICE

Section 1. Whenever notice is required to be given by law, the Certificate of Incorporation or under any of the provisions of these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or the Bylaws.

ARTICLE XII — FORUM FOR ADJUDICATION OF DISPUTES

Section 1. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware). If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

ARTICLE XIII — AMENDMENTS

Section 1. Stockholders of the Corporation holding at least 66 2/3% of the Corporation’s outstanding voting stock shall have the power to adopt, amend or repeal the Bylaws. To the extent provided in the Corporation’s Certificate of Incorporation, the Board of Directors of the Corporation shall also have the power to adopt, amend or repeal the Bylaws of the Corporation.

ANNUAL MEETING OF STOCKHOLDERS OF

PROPHASE LABS, INC.

June 16, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available at http://www.astproxyportal.com/ast/07814/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630303000000001000 3 061615

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"EACH OF PROPOSALS 1, 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the nominees listed below to hold office until the 2016 Annual Meeting of Stockholders and until their successors are elected and qualified.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Ted Karkus
- ○ Jason Barr
- ○ Mark Leventhal
- ○ Mark Burnett
- ○ Louis Gleckel, MD
- ○ James McCubbin

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Check here if you plan to attend the meeting ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign full partnership name by a duly authorized person.

PROPHASE LABS, INC.

PROXY CARD

The undersigned hereby: (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of ProPhase Labs, Inc. (the “Company”) to be held on Tuesday, June 16, 2015, 4:00 p.m., Eastern Time, at Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022, and the Proxy Statement in connection therewith, each dated May 11, 2015; (b) appoints Ted Karkus and Robert V. Cuddihy, Jr., and each of them with power of substitution, as Proxies; (c) authorizes the Proxies to represent and vote, as designated hereon, all of the shares of Common Stock of the Company, held of record by the undersigned as of the close of business April 24, 2015, at such Annual Meeting and at any adjournment(s) thereof; and (d) revokes any Proxies heretofore given.

(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

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